UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant ☒     Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AVADEL PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2 D02 T380
Ireland
NOTICE OF 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on August 4, 2022, at 10:00 a.m. (Irish Standard Time)
To Our Shareholders:
You are cordially invited to attend the annual general meeting of shareholders (the “Meeting”) of Avadel Pharmaceuticals plc (the “Company”) to be held August 4, 2022, at 10:00 a.m. (Irish Standard Time) at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, for the following purposes:
1.
By separate resolutions, to elect the following six current Directors: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk and Peter J. Thornton to the Board of Directors; each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders (“Proposal 1”);

2.
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2022, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration (“Proposal 2”);

3.
To approve the amendment to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 3,380,000 shares (“Proposal 3”);

4.
To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company (“Proposal 4”);

5.
To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation (“Proposal 5”); and

6.
To transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.

Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast in person or by proxy at the Meeting. A plurality of the votes cast for proposal 5 will determine the frequency of the advisory vote on executive compensation.
During the Meeting, following a review of the Company’s affairs, the Company’s management will also present for consideration the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports. There is no requirement under Irish law that the Irish Statutory Financial Statements be approved by the shareholders, and no such approval will be sought at the Meeting.
This notice of the Meeting and accompanying proxy materials will first be made available to you on or about April 29, 2022 as a holder of record of the Company’s ordinary shares as of 5:00 p.m. (Irish Standard Time) on May 25, 2022. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee, will make these proxy materials available to holders of American Depositary Shares, each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”).
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares represented by your ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Meeting as 5:00 p.m. (New York Time) on May 25, 2022. If you wish to have your votes cast at the meeting, you must follow the instructions in the enclosed voting instruction card from the Depositary, if you are a registered holder of ADSs, or in accordance with any instructions from your broker, bank or other nominee. Please note that only registered holders of ordinary shares, rather than ADSs, are entitled to attend, speak, and vote directly at the Meeting. Any shareholder entitled to attend, speak and vote at the Meeting may appoint one or more proxies, who need not be shareholder(s) of the Company.
If you hold ordinary shares as a shareholder of record (rather than a holder of ADSs) at 5:00 p.m. (Irish Standard Time) on May 25, 2022, the record date established by the Board of Directors, you will be eligible to vote at the Meeting. You may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer or Thomas S. McHugh, our Corporate Treasurer, each with full power of substitution) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials to return the enclosed proxy card properly signed and dated or by delivering the proxy card (or proxy form set out in section 184 of the Companies Act (the “Companies Act”)) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. If you wish to appoint as proxy any person other than the Company’s proxy designees, please contact the Company Secretary at our registered office; your nominated proxy must attend the Meeting in person in order for your votes to be cast. Registered holders of ordinary shares who vote by submitting their proxy card by mail (or by delivering it (or proxy form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland), online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card, voted online or e-mailed to the address stated on the card by noon (New York Time) on July 26, 2022.
Enclosed with this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of our ADSs), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. In addition, enclosed is a copy of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports. Additional copies of these materials may be obtained without charge by writing to the Company Secretary of Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, or downloaded from our website at www.Avadel.com.
We intend to use the Internet as the primary means of providing our proxy materials to shareholders and holders of our ADSs in connection with the Meeting. As a result, certain shareholders and holders of our ADSs may not receive paper copies of our proxy materials. We intend to mail shareholders and holders of our ADSs a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and for voting via the Internet. The Notice of Internet Availability of Proxy Materials will also provide the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card (for shareholders) and voting instruction card (for ADS holders), our Annual Report on Form 10-K for fiscal year 2021, and our Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card, as applicable; and information on how to attend the Meeting and vote in person.
Your vote is very important.   The Company encourages you to read the Proxy Statement and the accompanying materials and to vote your shares or ADSs, as applicable, as promptly as possible.
Please note that, if you are a holder of ordinary shares, rather than ADSs, in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of directors. You may revoke your proxy at any time before the vote is taken by delivering to the Company Secretary a written revocation, submitting a proxy with a later date (but to be received by 10:00 A.M. (Irish Standard Time) on July 29, 2022) or by voting your shares in person at the Meeting, in which case your prior proxy will be disregarded. Please note that voting in advance in any of the ways described will not prevent a holder of ordinary shares from attending the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4 AND FOR THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION TO OCCUR EVERY “TWO” YEARS ON PROPOSAL 5.

IMPORTANT NOTICE REGARDING MEASURES TO REDUCE COVID-19 TRANSMISSION AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
In light of the ongoing impact of the COVID-19 pandemic, the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are continuing to monitor guidance issued by appropriate governmental health agencies, including the Irish Health Service Executive (“HSE”), the Irish government, the U.S. Center for Disease Control and Prevention and the World Health Organization (the “Health Authorities”), and we have implemented and will continue to implement the measures advised by the relevant Health Authorities to minimize the spread of COVID-19. Information on such measures and on COVID-19 generally is available on the HSE’s website at https://www.hse.ie/eng/services/news/newsfeatures/covid19-updates/.
Shareholders are strongly encouraged to appoint a proxy to attend and vote at the Meeting on their behalf as the preferred means of fully and safely exercising their rights, as personal attendance at the Meeting may present a health risk to themselves and others and may be subject to restrictions.
The Company advises that any person who has recently tested positive for COVID-19, or has been in recent close contact with anyone who has tested positive for COVID-19, or is experiencing or has been in recent close contact with anyone experiencing, any COVID-19 symptoms, should not attend the meeting in person.
Presentations (if any) will be kept to a minimum at the Meeting, and such presentations will be published on the investor relations page of the Company’s website found at www.Avadel.com as soon as practicable after the Annual Meeting.
In the event a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders by an announcement, which will be published on the investor relations page of the Company’s website found at www.Avadel.com. We advise shareholders to monitor the investor relations page regularly, as circumstances may change at short notice, and we recommend that shareholders keep up-to-date with HSE and relevant Health Authority guidance regarding travel, self-isolation and health and safety precautions.
By Order of the Board,
/s/ Jerad G. Seurer

Jerad G. Seurer
General Counsel & Corporate Secretary
Dublin, Ireland
April 29, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 2022
We are mailing to holders of our ordinary shares and holders of our ADSs a Notice of Internet Availability of Proxy Materials (which we refer to as a “Notice”), rather than mailing a full paper set of the materials. The Notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process is more environmentally friendly and reduces our costs to print and distribute these materials. All holders of ADSs and holders of ordinary shares who do not receive such a Notice, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full set of paper proxy materials by U.S. mail or other form of delivery if outside the United States.
Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating, and returning the accompanying proxy card, or the enclosed voting instruction card (in the case of ADSs, as applicable) in the enclosed return envelope furnished for that purpose. By using the Internet, you help us reduce postage and proxy tabulation costs. Please do not return the enclosed paper ballot if you are voting over the Internet.
As provided in the Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, will be available online at www.Avadel.com and on the website address designated on the Notice. The Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports, will be available online at www.Avadel.com and on the website address designated on the Notice prior to the date of the Meeting.
To obtain directions to the offices of Arthur Cox so that you can attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact in writing at Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, Attn: Investor Relations.
IT IS IMPORTANT THAT YOU VOTE PROMPTLY, OR IF YOU VOTE BY MEANS OF A PROXY OR VOTING INSTRUCTION CARD, THAT SUCH PROXY OR VOTING INSTRUCTION CARD BE RETURNED PROMPTLY AND IN ANY EVENT BY 10:00 A.M. (IRISH STANDARD TIME) ON July 29, 2022, IN THE CASE OF PROXY CARDS BY RECORD HOLDERS OF ORDINARY SHARES, AND AT LEAST FIVE (5) BUSINESS DAYS BEFORE THE TIME APPOINTED FOR THE MEETING IN THE CASE OF VOTING INSTRUCTIONS BY HOLDERS OF ADSs.
IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD (IF YOU HOLD ORDINARY SHARES DIRECTLY) OR FOLLOWING THE INSTRUCTIONS IN THE ENCLOSED VOTING INSTRUCTION CARD TO VOTE BY MAIL (IF YOU HOLD ADSs), OR VOTE VIA THE INTERNET, AS APPLICABLE. YOUR PROXY CARD (AS APPLICABLE) MUST BE RECEIVED AT THE ADDRESS STATED ON THE CARD OR E-MAILED TO THE ADDRESS STATED ON THE CARD BY NO LATER THAN 10:00 A.M. (IRISH STANDARD TIME) ON JULY 29, 2022. YOUR VOTING INSTRUCTIONS TO THE DEPOSITARY (AS APPLICABLE) MUST BE RECEIVED BY NOON (NEW YORK TIME) ON JULY 26, 2022.
IF YOU WISH, YOU MAY REVOKE YOUR PROXY CARD AT ANY TIME PRIOR TO THE TIME IT IS VOTED BY DELIVERING TO THE COMPANY SECRETARY A WRITTEN REVOCATION, SUBMITTING A PROXY WITH A LATER DATE (BUT TO BE RECEIVED BY NOON ON JULY 26, 2022) OR BY VOTING YOUR SHARES IN PERSON AT THE MEETING, IN WHICH CASE YOUR PRIOR VOTE WILL BE DISREGARDED. A REGISTERED HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY NOTIFYING THE DEPOSITARY IN WRITING OR SENDING A SUPERSEDING VOTING INSTRUCTION CARD TO BE RECEIVED BY NOON (NEW YORK TIME) ON JULY 26, 2022; AN INDIRECT HOLDER OF ADSs MAY REVOKE OR CHANGE A VOTING INSTRUCTION BY CONTACTING ITS BROKER FOR INSTRUCTIONS.

i

Avadel Pharmaceuticals plc
Ten Earlsfort Terrace
Dublin 2 D02 T380
Ireland

PROXY STATEMENT
2022 Annual General Meeting of Shareholders
General
This Proxy Statement and the accompanying materials are being furnished to you by the Board of Directors (the “Board”) of Avadel Pharmaceuticals plc (“Avadel,” the “Company,” “we,” “us,” “our” or similar terms) to solicit your proxy to vote your shares, or, as applicable, ADSs (as defined below) at our 2022 annual general meeting of shareholders (the “Meeting”), or at any adjournments or postponements thereof. The materials accompanying this Proxy Statement are (i) a proxy card (for use by holders of our ordinary shares) or a voting instruction card (for use by holders of American Depositary Shares), each of which represents one ordinary share, nominal value US$0.01 per share, of the Company (“ADSs”), as applicable, and (ii) a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”). In addition, we enclose together with this Proxy Statement, a copy of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports.
The Board has designated the offices of Arthur Cox, located at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, as the place of the Meeting. The Meeting will be called to order at 10:00 a.m. (Irish Standard Time), August 4, 2022. To obtain directions to attend the Meeting in person, please visit the “Investors” section of our website at www.Avadel.com or contact in writing at Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, Attn: Investor Relations.
Voting and Board Recommendations
Shares.   As of May 25, 2022, there were           ordinary shares issued and outstanding, of which were represented by ADSs. All registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on May 25, 2022, the record date established by the Board (the “Record Date”), may vote at the Meeting. Each ordinary share owned as of the Record Date is entitled to one vote on each matter properly presented at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”), may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by noon (New York Time) on July 26, 2022, which is the date established by the Depositary for such purpose. A holder of ADSs held through a broker or other securities intermediary (a “beneficial holder of ADSs”) should follow the instructions that its broker or other securities intermediary provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York Time) on May 25, 2022 (the “ADS Record Date”).
Attendance.   Registered shareholders may attend the Meeting in person or by appointing a proxy. Holders of ADSs may not attend the Meeting in person or by proxy, unless they surrender their ADSs and become registered on the registry maintained on behalf of the Company before the Record Date. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.

Voting.   Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer or Thomas S. McHugh, our Corporate Treasurer, each with full power of substitution) and by submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials to return the enclosed proxy card properly signed and dated or by delivering the proxy card (or proxy form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. The Company intends to first mail or make available printed versions of this Proxy Statement and the accompanying materials to its shareholders and holders of its ADSs on or about June 16, 2022. Registered holders of ordinary shares who vote by submitting their proxy card by mail (or by delivering it (or proxy form set out in section 184 of the Companies Act) to the Company Secretary, Avadel Pharmaceuticals plc at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland), online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card by 10:00 A.M. (Irish Standard Time) on July 29, 2022.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders enclosed with paper copies of these proxy materials or on the applicable Notice of Internet Availability of Proxy Materials described below. The Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). Voting instructions as to ADSs must be received by the Depositary by noon (New York Time) on the ADS Record Date in order for the Depositary to endeavor to give effect to such instructions at the Meeting.
For registered shareholders and those holders of ADSs who received a Notice of Internet Availability of Proxy Materials in the mail, please follow the instructions set forth in the notice in order to access your proxy card (for registered shareholders) or voting instruction card (for holders of ADSs). The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free number, an e-mail address and a website where shareholders can request a paper or e-mail copy of our Proxy Statement, form of proxy card or voting instruction card, our Annual Report on Form 10-K for fiscal year 2021, and our Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports; information on how to access the proxy card or voting instruction card; information on how to vote by Internet, mail or e-mail; and information on how to attend the meeting and vote in person. Brokers and other nominees who hold ADSs on behalf of beneficial owners may send their own similar notice. All registered shareholders and holders of ADSs as of the applicable record date will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in such Notice, including an option to request paper copies of future proxy materials. We will mail this Proxy Statement, together with the accompanying form of proxy card, voting instruction card and Notice of Annual General Meeting of Shareholders, to those shareholders and ADS holders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of request.
Under the Company’s Constitution, shareholders who are registered on the register maintained on behalf of the Company at 5:00 p.m. (Irish Standard Time) on the Record Date will be entitled to attend and vote at the Meeting. For holders of ADSs, the Depositary has established the ADS Record Date as the record date for determining the holders of ADSs who will be entitled to give voting instructions.
If you are a registered holder of ordinary shares and do not vote at the Meeting in person or by submitting your proxy card by mail, online or e-mail, or by granting your voting proxy directly to the Company’s proxy designees or to any other person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter. If you are a registered holder of ordinary shares and you grant your proxy directly to the Company’s proxy designees but do not provide specific voting instructions, such ordinary shares will be voted in accordance with the recommendations of the Board. If you are a registered holder and appoint a proxy to vote your shares, whether you submit your proxy by mail, online or e-mail, and you abstain from voting as to any matter, your ordinary shares will be treated as abstentions on such matters and will have no effect on the outcome of any such matter. For such purposes, your ordinary shares will be treated as abstentions with respect to any matter if (A) you appoint the Company’s proxy designees as your proxy and you expressly abstain with respect to such matter, or (B) you appoint a person other than the Company’s proxy designees to act as your proxy, you fail to give such person instructions as to such matter and such person uses his or her discretion as your proxy to abstain from voting as to such matter.
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted, the broker or other securities intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem such ADS holder to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given instructions under the deposit agreement terms described above.
However, if you do not give the Depositary any voting instructions, the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (A) the Company does not wish such vote cast, (B) substantial opposition exists or (C) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. We may give a similar notification with respect to additional resolutions. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise notify the Depositary in writing for the reasons described above.
Unless otherwise stated or the context otherwise requires, references herein to shares include the shares represented by ADSs and references to our shareholders include the holders of ADSs.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be in our best interests and the best interests of our shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might properly come before the Meeting.
Quorum and Vote Required under Irish Law
In accordance with the Company’s Constitution, the presence, in person or by proxy, of five or more persons holding or representing by proxy at least a majority of the voting power of the Company constitutes a quorum for the conduct of business. No business may take place at a general meeting if a quorum is not present in person or by proxy. Our Board has no authority to waive quorum requirements stipulated in our memorandum and articles of association (the “Company’s Constitution”). Abstentions and broker non-votes will be counted as present for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail, online or e-mail, or (in the case of ADS holders) you properly cause voting instructions to be delivered to the Depositary or you are deemed to have given instructions under the deposit agreement terms described above. Abstentions and broker non-votes will be counted for the purposes of establishing a quorum in respect of the proposals at the Meeting.
Proposals 1, 2, 3 and 4 are ordinary resolutions, requiring a majority of the votes cast in person or by proxy at the meeting. A plurality of the votes cast for proposal 5 will determine the frequency of the advisory vote on executive compensation. Abstentions and broker non-votes will neither count for nor against such proposals.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chair of our Board, at the Company’s registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non- management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.
Expenses of Solicitation
All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms and other securities intermediaries representing beneficial owners of ADSs for their reasonable expenses in forwarding proxy materials to, and in soliciting voting instructions from such beneficial owners. The Company’s Directors, officers and employees may also solicit votes in person or by telephone, letter, facsimile, electronic mail, or other means of communications. These Directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Additional Information
Avadel files annual, quarterly and current reports, Proxy Statements and other information with the Securities and Exchange Commission (the “SEC”). Avadel’s SEC filings are available to the public at the SEC’s web site at http://www.sec.gov. You may request a copy of any of these filings, at no cost, by request directed to the Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
The following questions and answers are intended to briefly address some commonly asked questions regarding the Meeting (as defined below). These questions and answers only highlight some of the information contained in this Proxy Statement. They may not contain all of the information that is important to you. You should read carefully this entire Proxy Statement.
Why am I receiving these materials?
Avadel is providing these materials to registered holders of our ordinary shares and holders of ADSs, in order to solicit your proxy to vote your ordinary shares or ADSs at the Meeting to be held at 10:00 a.m. (Irish Standard Time), August 4, 2022, and at any postponement(s) or adjournment(s) thereof. The Meeting will be held at the offices of Arthur Cox LLP, located Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland. We intend to mail printed versions of these materials to registered shareholders and holders of ADSs on or about June 16, 2022.
What is included in these materials?
These materials include this Proxy Statement, a proxy card (for the registered holders of ordinary shares, as explained hereafter), a voting instruction card (for the holders of ADSs, as explained hereafter), and our Annual Report on Form 10-K filed by the Company with the SEC on March 16, 2022. In addition, we will provide our shareholders and holders of our ADSs with a copy (together at the time the other proxy materials are furnished or shortly thereafter under separate cover) of the Company’s Irish Statutory Financial Statements for the financial year ended December 31, 2021, along with the related directors’ and independent auditor’s reports.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no other proxy materials?
Avadel is distributing its proxy materials via the Internet under the “Notice and Access” method allowed by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This method expedites your receipt of proxy materials, is more environmentally friendly conserving natural resources and reduces Avadel’s distribution costs. On or about June 16, 2022, Avadel intends to mail, to registered holders of its ordinary shares and holders of its ADSs, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote online. If you prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability to request those materials.
What items will be voted on at the Meeting?
The Company is aware of five items on which shareholders will be asked to vote at the Meeting. Please see the Notice of 2022 Annual General Meeting for a listing of all such items to be voted on at the Meeting.
Could other matters be decided at the Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this Proxy Statement that may properly come before the Meeting.
To address the possibility of another matter being proposed and properly presented at the Meeting, ordinary shares of registered holders who grant their proxy to the Company’s proxy designees will be voted “AGAINST” such matters, and ordinary shares of registered holders who grant their proxy to any other person will be voted in the discretion of such person as to such matters.
Ordinary shares represented by ADSs will not be voted on any matter not disclosed in the Proxy Statement.
Who may vote at the Meeting?
As of May 25, 2022, there were           ordinary shares issued and outstanding, of which were represented by ADSs. Registered holders of ordinary shares at 5:00 p.m. (Irish Standard Time) on the record date established by the Board of Directors (the “Record Date”), may vote at the Meeting. A holder of ADSs registered in such holder’s name on the books of The Bank of New York Mellon, which acts as the depositary under our ADS program (the “Depositary”) (a “registered holder of ADSs”) may instruct the Depositary to vote the ordinary shares represented by such ADSs, provided that the Depositary receives the holder’s voting instructions by noon (New York Time) on July 26, 2022, which is the date established by the Depositary for such purpose. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the ordinary shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. The Company has been informed by the Depositary that it has set the ADS record date for the Meeting as the close of business (New York Time) on May 25, 2022 (the “ADS Record Date”).
How does the Board of Directors recommend that I vote?
The Board of Directors recommends that you vote “FOR” each of proposals 1, 2, 3 and 4 and vote for the non-binding advisory vote on the frequency of advisory votes on executive compensation to occur every “TWO” years on proposal 5.
If I hold ADSs instead of ordinary shares, are my rights to attend and vote at the Meeting different?
Yes. Attendance and voting rights are different depending on whether you hold ordinary shares or ADSs, as follows:
Attendance:   Registered shareholders of ordinary shares may attend the Meeting in person or by appointing a proxy. You may not attend the Meeting in person or by proxy if you hold only ADSs. However, you may attend and vote at the Meeting if you surrender your ADSs and become registered on the register maintained on behalf of the Company by 5:00 p.m. (Irish Standard Time) on May 25, 2022. The process for surrendering your ADSs is coordinated through your broker, or, if you do not hold your ADSs through a broker, directly with the Depositary. The Company cannot accurately predict the number of days it will take to complete the process of becoming a registered shareholder.
Voting:   Registered holders may vote (i) in person at the Meeting, (ii) by granting your voting proxy to the Company’s proxy designees (i.e., Gregory J. Divis, our Chief Executive Officer or Thomas S. McHugh, our Corporate Treasurer, each with full power of substitution) pursuant to the instructions included on the proxy card, which include submitting such proxy by means of (A) the Internet, in the manner instructed on the applicable Notice of Internet Availability of Proxy Materials described below, (B) e-mail, in the manner instructed on the proxy card enclosed with paper copies of these proxy materials or (C) regular mail, using the return envelope enclosed with paper copies of these proxy materials; or (iii) by granting your voting proxy to any person other than the Company’s proxy designees. If you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to instruct the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board. Registered holders of ordinary shares who vote by submitting their proxy card by mail, online or e-mail, or by granting their voting proxy directly to the Company’s proxy designees or to any other person, must ensure their proxy card is received at the address stated on the card or e-mailed to the address stated on the card no later than 48 hours prior to the appointed time of the Meeting in accordance with Irish law, such deadline being 10:00 A.M. (Irish Standard Time) on July 29, 2022.
Holders of ADSs may only vote by instructing the Depositary how to vote the ordinary shares represented by their ADSs. Voting instructions may be given to the Depositary by following the instructions on the voting instructions form provided for ADS holders to their broker or other securities intermediary, or, if they do not hold their ADSs through such an intermediary, directly to the Depositary; and the Depositary will endeavor to vote the underlying ordinary shares as so instructed (in the case of ADSs held through a broker or other securities intermediary, you must rely on the procedures of such intermediary to ensure that your voting instructions are properly communicated to the Depositary for this purpose). The Depositary has established noon (New York Time) on July 26, 2022, as the date by which voting instructions as to ADSs must be received by the Depositary in order for the Depositary to endeavor to give effect to such instructions at the Meeting.

For holders of ADSs, the Depositary has established the ADS Record Date as the record date for determining the holders of ADSs who will be entitled to give voting instructions.
If I am a registered holder of ordinary shares, how will my ordinary shares be voted if I do not vote or if I grant a proxy?
If you are a registered holder of ordinary shares and do not vote at the Meeting in person, via the Internet, by submitting your voting instructions by returning your proxy card by mail addressed to the Company as indicated on the proxy card or voting instruction card, by e-mail to the Company at general.meeting@avadel.com or by granting your voting proxy directly to any person, your ordinary shares will not be counted in respect of any matter on which votes are cast at the Meeting and will have no effect on the outcome of any such matter.
If you are a registered holder of ordinary shares and you grant your proxy to any individual, your shares will be voted as you instruct by the individuals named on the applicable proxy, or, if you fail to provide instructions to such person as to any matter, at the discretion of such person with respect to such matter.
If you are a registered holder of ordinary shares and you submit a proxy to the Company’s proxy designees and do not provide specific voting instructions, you will be deemed to have instructed the Company’s proxy designees to vote your shares in accordance with the recommendations of the Board.
How will the ordinary shares represented by my ADSs be voted if I do not provide voting instructions to the Depositary or my broker or other securities intermediary?
If you are a registered holder of ADSs and do not provide the Depositary with voting instructions as to how you would like the ordinary shares represented by your ADS to be voted or you do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
If you are a beneficial holder of ADSs and do not provide voting instructions to your broker or other securities intermediary as to how you would like the ordinary shares represented by your ADSs to be voted or do not return your voting instruction form, the intermediary will not have discretionary authority to provide voting instructions to the Depositary on any matter. As a result, pursuant to the terms of the deposit agreement, the Depositary may deem you to have instructed the Depositary to give, and in such case the Depositary shall give, a discretionary proxy to a person designated by the Company to vote such ordinary shares; thus, such ordinary shares will be voted in accordance with the recommendations of the Board.
However, if you do not give the Depositary any voting instructions, the proxy appointed by the Depositary will not cast any vote with respect to any matter as to which the Company informs the Depositary (and we have agreed with the Depositary to provide such information to the Depositary as promptly as practicable in writing) that (x) the Company does not wish such vote cast, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of our ordinary shares or ADSs. Thus, any shares underlying ADSs for which a voting instruction card is not timely received may be voted as to all matters on the agenda in the manner recommended by the Board herein, except to the extent we may otherwise inform the Depositary in writing for the reasons described above.
If you hold ADSs, whether as a registered holder or beneficially through a broker or other securities intermediary, and you provide instructions with respect to some but not all matters, the ordinary shares represented by your ADSs will not be voted with respect to the matters as to which you did not provide voting instructions, unless you are deemed to have given an instruction under the deposit agreement provisions described above.
With respect to any other matters that may properly come before the Meeting, including consideration of a motion to adjourn the Meeting to another time or place (including for the purpose of soliciting additional proxies), if proxies are returned, such proxies will be voted in a manner deemed by the proxy representatives named therein in their discretion to be the best interests of the Company and its shareholders. ADS voting instructions would extend only to the specific questions on the agenda, so shares represented by ADSs would not be voted as to any other matter that might come before the Meeting.
May shareholders ask questions?
Yes. Representatives of the Company will answer shareholders’ questions of general interest following the Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.
Can I change my mind after I vote?
Receipt by the Company of your proxy card by mail or e-mail or appointing a proxy in advance of the Meeting will not preclude you from attending and voting at the Meeting. If you are a registered holder of ordinary shares and submit your proxy card to vote by mail, by e-mail or by appointing a proxy in advance of the meeting, you may change or revoke your proxy before it is exercised by attending and voting at the Meeting. If you hold ADSs directly or through a broker, bank or other nominee, you must follow the voting instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the ordinary shares represented by your ADSs.
Who will count the votes?
Representatives of the Depositary will tabulate the voting instruction cards of ADS holders, and the Company will count the votes received from ordinary shareholders voting by way of proxy cards and/or by attending and voting at the Meeting.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certificate of votes; and

•
To facilitate a successful proxy solicitation.

Occasionally, shareholders provide written suggestions, comments or questions on their proxy cards, which may be forwarded to the Company’s management and the Board.
What does it mean if I receive more than one proxy card?
It means you hold ADSs in multiple accounts with brokers or other securities intermediaries. Please vote all of these ADSs. We recommend you contact your broker or other securities intermediary and/or the Depositary to consolidate as many accounts as possible under the same name and address. The Depositary may be reached at 1-888-BNY-ADRS (1-888-269-2377).
How many votes must be present to hold the Meeting?
Five or more persons holding or representing by proxy at least a majority of the voting power of the Company must be present for the meeting to be valid and to act on ordinary resolutions. If a quorum is not present when we convene the Meeting, the Board will give a second notice of the Meeting.
What will happen if a quorum is not present at the Meeting?
If the required quorum is not present when we convene the Meeting on August 4, 2022, we intend to adjourn and reconvene the Meeting.

Your shares are counted as present at the Meeting if you attend the Meeting in person or if you properly return a proxy by mail or e-mail. Abstentions will be counted for purposes of establishing a quorum at the Meeting, but shares that are not voted will not be counted for such purposes.
How will a broker “non-vote” affect the vote?
A broker non-vote happens when a bank, broker or other securities intermediary who holds an ADS does not receive voting instructions from the beneficial owners of such ADS and does not have discretionary voting power with respect to a resolution to be voted upon at the Meeting. In such a case, the bank, broker or other securities intermediary is not permitted to instruct the Depositary how to vote with respect to such resolution, and the Depositary may vote the ordinary shares underlying such ADS in the manner recommended by the Board. As a result, ADSs that are the subject of a broker non-vote are included for quorum purposes, and a broker non-vote with respect to a resolution may be counted as a vote cast on such resolution.
When will the Company announce the voting results?
The Company will announce voting results of the Meeting on a Current Report on Form 8-K filed within four business days of the Meeting.
What if other matters are presented for consideration at the Meeting?
As of the date of this Proxy Statement, we know of no matters that will be presented for consideration at the Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed forms of proxy and voting instruction cards returned to Avadel will be voted in accordance with the recommendation of the Board, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.
Whom should I contact if I have additional questions concerning the Proxy Statement, proxy card or voting instruction card?
If you have any questions concerning the information contained in this Proxy Statement or require assistance completing the proxy card or voting card, you may contact Jerad G. Seurer, General Counsel and Company Secretary at +1 636-730-1420.

CORPORATE GOVERNANCE
General
Our business and affairs are managed under the direction of the Board in accordance with Irish law and the provisions of our Constitution (which comprises our memorandum and articles of association). Members of the Board are kept informed of our business through discussions with the Chair and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The corporate governance practices we follow are summarized below.
Board Leadership Structure
Traditionally, our Board has had a general policy that the positions of the Chair and Chief Executive Officer should be held by separate persons. However, this general policy serves as part of a flexible framework within which the Board may conduct its business and is not a binding legal obligation. Our Board believes it should have the flexibility to make its determination as to whether these positions should be held by separate persons or one person at any given point in time in the way it believes best to provide appropriate leadership for us at that time. Presently, our Chair position is a non-executive position held by an independent director. The current Chair is Geoffrey M. Glass. Our Chair’s primary responsibilities are to preside at meetings of the Board and of the non-management and independent Board members, serve as the principal liaison between our Chief Executive Officer and management, on the one hand, and the Board, on the other hand, and provide not only our other directors, but also our shareholders, with an independent leadership contact. The Board recognizes there could be circumstances in the future that would lead it to combine the positions of Chair of the Board and Chief Executive Officer.
Role in Risk Oversight
Our Board’s role in risk management is primarily one of oversight with the day-to-day responsibility for risk management implemented by our management team. At regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business. In carrying out its risk oversight function, our Board has three standing committees: Audit, Compensation and Nominating and Corporate Governance, each of which is responsible for risk oversight within that committee’s area of responsibility.
As part of its responsibilities, the Audit Committee oversees our financial policies, including financial risk management. The Audit Committee assists our Board in its oversight of risk management by discussing with management, particularly the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures and the steps management has taken to monitor and control risk exposures. The Audit Committee also annually receives and considers a report from Deloitte & Touche LLP regarding the Company’s internal controls over financial reporting.
Each of the other committees of our Board considers risks within its areas of responsibility. The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks that could have a materially adverse effect on the Company. Our Compensation Committee has concluded that none of the Company’s compensation programs are reasonably likely to cause management to take inappropriate or excessive risks. The Nominating and Corporate Governance Committee considers risks relating to board membership and corporate governance.
Diversity
The Nominating and Corporate Governance Committee considers diversity, along with other factors such as character, integrity, judgment, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest, and other commitments when selecting new Board members. We are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

We consider, in identifying first-time candidates, nominees for director, or evaluating individuals recommended by shareholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s diverse individual experience, education, skills, background and other qualities and attributes with those of the other Board members. The Nominating and Corporate Governance Committee and the Board monitor the Board’s effectiveness through the Board’s self-evaluation process. The Nominating and Corporate Governance Committee and the Board believe the current composition of the Board reflects a group of highly talented individuals with diverse backgrounds, skills, professional and industry experience, and other personal qualities and attributes best suited to perform oversight responsibilities for the Company and its shareholders.
While our Board and Nominating and Corporate Governance Committee do not specify assigned weights to particular criteria, our Board and Nominating and Corporate Governance Committee believe it is essential that members of our Board represent diverse viewpoints and that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our shareholders. In particular, diversity in terms of race, ethnicity, age, and gender is viewed as important, in addition to many other factors, including industry knowledge, operational experience, scientific and academic expertise and personal backgrounds. Under the proposed Nasdaq listing rule, currently subject to review and approval by the SEC, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.
Board Diversity Matrix
The composition of the Board currently includes six individuals who are diverse under the Nasdaq listing rule regarding board diversity. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse.
	As of April 29, 2022
Total Number of Directors	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Nominees Standing for Election
The Nominating and Corporate Governance Committee has recommended, and the Board has nominated, the following individuals for director: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk and Peter J. Thornton. All of the nominees are current members of our Board. Except for Mr. Divis, our chief executive officer, all of the nominees for director have been determined to be independent under the rules of the Nasdaq Global Market. Our Nominating and Corporate Governance Committee has reviewed each nominee’s qualifications and has recommended to our Board that each nominee be submitted to a vote of our shareholders at the Meeting, each to serve until the 2023 annual meeting of shareholders or until his or her successor is duly elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for another nominee proposed by the Nominating and Corporate Governance Committee and the Board, or the Board may reduce the number of directors to be elected at the Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. The following table provides summary information about each director nominee as of April 1, 2022. Each director is elected annually by a majority of the votes cast.
Director Nominee	Since	Principal Occupation or Experience	Committees
Gregory J. Divis	2019	Chief Executive Officer of the Company
Dr. Eric J. Ende	2018	President at Ende BioMedical Consulting Group; Director at Matinas BioPharma, Inc.	(2)(4*)
Geoffrey M. Glass	2018	President and Chief Executive Officer of Kiniciti, LLC	(1)(2)(4)
Dr. Mark A. McCamish	2019	President and Chief Executive Officer of IconOVir Bio, Inc.	(2)(3)
Linda S. Palczuk	2018	Chief Operating Officer and Director of Envara Health, Inc.	(3*)(4)
Peter J. Thornton	2017	President and Chief Financial Officer of Envetec Sustainable Technologies Limited	(2*)(3)

*
Chair of Committee

(1)
Non-Executive Chair of the Board of Directors

(2)
Member of the Audit Committee

(3)
Member of the Compensation Committee

(4)
Member of the Nominating and Corporate Governance Committee

Corporate Governance Guidelines
The Board has adopted corporate governance guidelines that set forth the practices of the Board with respect to the qualification, selection and election of directors, director orientation and continuing education, director responsibilities, Board composition and performance, director access to management and independent advisors, director compensation guidelines, management evaluation and succession, policies regarding the independent directors, meetings of the non-management directors, the policy on communicating with the non-management directors and various other issues. A copy of our corporate governance guidelines is available at https://investors.avadel.com/corporate-governance/highlights. A printed copy is available free of charge to any shareholder who requests it by contacting the Company Secretary in writing at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland.
Board Standards of Independence
The Board sets our independence standards in our corporate governance guidelines. The director independence standards provide that a majority of the Board must be independent under the independence standards established by the corporate governance guidelines, Nasdaq, and the SEC as in effect from time to time. For a Board member or candidate for election to the Board to qualify as independent, the Board must determine that the person and his or her immediate family members do not have a material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) or any of our affiliates. Under the categorical standards adopted by the Board, a member of the Board is not independent if:
•
The director is, or has been within the last three years, our employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
The director has received, or has an immediate family member who has received, during any twelve- month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
•
(i) The director is a current partner or employee of a firm that is our internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent, of such other company’s consolidated gross revenues.

The Board will also consider a director’s charitable relationships. Contributions to tax-exempt organizations are not considered payments for purposes of the test in the final bullet point above, provided that we are required to disclose in our annual Proxy Statement any such contributions made by us to any tax-exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year from us to the organization exceeded the greater of $1 million, or two percent, of such tax-exempt organization’s consolidated gross revenues.
For purposes of the above independence standards, an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions set forth above, the Board need not consider individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.
The Board has affirmatively determined that each member of the Board (besides Gregory J. Divis, our Chief Executive Officer) standing for election to the Board are independent in accordance with the above standards. Additionally, we made no contributions during fiscal year 2021 to any charitable organization in which an independent director serves as an executive officer in any single fiscal year within the preceding three fiscal years in an amount in excess of the greater of $1 million, or two percent, of the charitable organization’s consolidated gross revenues.
Board Meetings and Attendance at Meeting of Shareholders
During fiscal year 2021, there were eight meetings of the Board held either in-person or by teleconference. Each incumbent director attended at least seventy-five percent (75%) of the aggregate of: (1) the total number of meetings of the Board held during the period that the individual served; and (2) the total number of meetings held by all committees of the Board on which the director served during the period that such individual served. All directors are strongly encouraged to attend the annual general meeting of shareholders.
Board Practices
Non-executive directors of the Company receive fees for their services and may be awarded restricted shares and/or share options (as set forth in the Executive Compensation section below). Non-executive directors are reimbursed, upon request, for expenses incurred in attending Board meetings. Upon termination, no benefits are provided to non-executive directors.
All directors are elected by the shareholders at each annual general meeting of shareholders. A quorum of the Board consists of one-half of the members of the Board, and actions are generally approved by a vote of the majority of the members present or represented by other members of the Board. The Board has the ability to determine its own internal rules for certain procedures. The Chair of the Board does not have the ability to cast a deciding vote in the event of a tie vote. A director may give a proxy to another director, but a director cannot represent more than one other director at any particular meeting. Members of the Board represented by another member at meetings do not count for purposes of determining the existence of a quorum.

Directors are required to comply with applicable Irish law and the Company’s Constitution. Irish law permits, and the Company’s Constitution includes provisions for, the indemnification of our officers and directors to the extent permissible under the Companies Act 2014 (the “Companies Act”). In addition, we continue to contract for liability insurance for the benefit of our officers and directors similar to the insurance we have previously obtained. We believe the indemnity provisions in the Company’s Constitution and the insurance policies are important to our ability to attract and retain qualified directors and executive officers.
Compensation Committee
Composition, Qualifications and Governance
The Board has a Compensation Committee composed of Linda S. Palczuk (Chair), Dr. Mark A. McCamish and Peter J. Thornton. The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of Nasdaq. The Compensation Committee makes recommendations to the Board on the compensation of the executive officers of the Company, including the Chief Executive Officer. The Board makes the final decisions on compensation. The Compensation Committee has a written charter, which is available at https://investors.avadel.com/corporate-governance/highlights. The Compensation Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Compensation Committee.
Responsibilities and Duties
The Compensation Committee considers, recommends and oversees the Company’s incentive compensation plans and equity-based plans in which the Chief Executive Officer and other executive officers and other employees of the Company may be the beneficiaries, including, but not limited to, (a) approving option grants and restricted shares or other awards to be proposed to the Board for adoption, (b) interpreting the plans, (c) recommending rules and regulations relating to the plans, (d) recommending modifications to or canceling of existing grants or awards and (e) recommending imposing limitations, restrictions and conditions upon any grant or award as the Committee deems necessary or advisable. The Compensation Committee met six times during 2021.
The Compensation Committee, on an annual basis, reviews and approves corporate goals and objectives relevant to Chief Executive Officer and executive officers compensation, evaluates the Chief Executive Officer’s and executive officer’s performance in light of those goals and objectives, and based on this evaluation recommends to the Board, for the Chief Executive Officer’s and executive officers, (a) the annual base compensation or salary amount, (b) annual bonus arrangements, if any, (c) any long-term incentive compensation, (d) any employment agreements, severance arrangements, and change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, in each case as, when and if deemed necessary or advisable and (e) any perquisites, special or supplemental benefits.
Compensation Committee Interlocks and Insider Participation
The directors who served as members of the Compensation Committee during 2021 were Dr. Mark A. McCamish, Linda S. Palczuk (Chair) and Peter J. Thornton, none of whom is currently, or ever has been, an officer or employee of our Company, or had any relationship that is required to be disclosed in this proxy statement as a transaction with a related party. During 2021, none of our executive officers served as a member of the board of directors or the compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on our Compensation Committee or our Board.
Audit Committee
Composition, Qualifications and Governance
The Board has an Audit Committee composed of Peter J. Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass and Dr. Mark A. McCamish. The Board has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq and that each member is financially literate within the meaning of such listing standards. The Board has also determined that Mr. Thornton, as the chair of the Committee, (i) is independent within the meaning of applicable SEC regulations and the listing standards of Nasdaq, (ii) is qualified as an audit committee financial expert within the meaning of SEC regulations, and (iii) has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq and that he is financially literate within the meaning of such listing standards. In addition, the Board has determined that the composition satisfies the requirements of the Companies Act.
The Audit Committee has a written charter, which is available on our website at available on our website at https://investors.avadel.com/corporate-governance/highlights. The Audit Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Audit Committee.
Responsibilities and Duties
The Audit Committee recommends to the Board the selection of the Company’s independent registered public accounting firm and reviews the findings of the auditors and operates in accordance with the Audit Committee Charter. The Audit Committee Charter outlines the roles and responsibilities of the Audit Committee which includes appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and review of related party transactions pursuant to the Company’s policy. The Audit Committee also assists the Board in oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company’s system of internal controls; (3) compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company’s independent auditors; and (5) the performance of the Company’s independent and internal auditors. The Audit Committee met six times during 2021.
Nominating and Corporate Governance Committee
Composition, Qualifications and Governance
The Board has a Nominating and Corporate Governance Committee, composed of Dr. Eric J. Ende (Chair), Geoffrey M. Glass and Linda S. Palczuk. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of Nasdaq. The Nominating and Corporate Governance Committee has a written charter, which is available on our website at https://investors.avadel.com/corporate-governance/highlights. The Nominating and Corporate Governance Committee reviews the charter annually and works with the Board to amend it as appropriate to reflect the evolving role of the Nominating and Corporate Governance Committee.
Responsibilities and Duties
The Nominating and Corporate Governance Committee’s overall purposes are to (1) identify individuals qualified to become Board members; (2) recommend to the Board director nominees for the next meeting of shareholders at which directors are to be elected; (3) recommend individuals to the Board to fill any vacancies or newly created directorships that may occur between such meetings; (4) identify and recommend directors for membership on Board committees; (5) evaluate Board performance; (6) oversee and set compensation for the Company’s directors; (7) develop, recommend and oversee compliance with the corporate governance procedures to be followed by the Company, and oversee compliance with the Company’s standards of business conduct and code of ethics; (8) review the Company’s reporting in documents filed with the SEC, to the extent related to corporate governance and other matters set forth in this charter; and (9) oversee public policy and legislative matters applicable to the Company, as well as the Company’s regulatory compliance. The Nominating and Corporate Governance Committee met three times during 2021.
Code of Conduct and Financial Integrity Policy
We have adopted a written Code of Conduct (the “Code”) that applies to all of our employees, as well as a Financial Integrity Policy (the “Financial Integrity Policy”) that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Senior Tax Director and Controller (or persons performing similar functions). These documents cover a broad range of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as adherence to all laws and regulations applicable to the conduct of our business. A copy of the Code and the Financial Integrity Policy is available at https://www.avadel.com/corporate-compliance. If we make any substantive amendments to, or grant any waivers from, the Code or Financial Integrity Policy for any officer or director, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Shareholder Communications to Directors
Shareholders may communicate directly with the Company’s Directors by writing to Geoffrey M. Glass, who is Chair of our Board, at the Company’s registered offices at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland. Mr. Glass will monitor these communications and provide appropriate summaries of all received messages to the Board at its regularly scheduled meetings. Where the nature of a communication warrants, Mr. Glass may decide to obtain the immediate attention of the appropriate committee of the Board, a non-management Director or the Company’s management or independent advisors. After reviewing shareholder messages, Mr. Glass and/or the Board will determine whether any response is necessary.

PROPOSAL 1
ELECTION OF DIRECTORS
(Ordinary Resolution)
ITEM 1 ON PROXY CARD
Background
Our Board currently consists of six directors, all of whom were elected at the 2021 annual general meeting of shareholders and five of whom are non-executive directors. Our directors hold office until the next annual general meeting of shareholders, or, if earlier, until their successors have been elected or until the earlier of their resignation or removal. The Board, upon unanimous recommendation of the Nominating and Governance Committee, unanimously approved each of the six persons named below as nominees for election to the Board at the Meeting. Each of the six nominees: (i) is currently a member of the Board, (ii) has been nominated for election at the Meeting to hold office until the next annual general meeting of shareholders or, if earlier, the election of his/her respective successor and (iii) has consented to being named as such and to serve as such if elected. We know of no reason why each of the nominees would not be available for election or, if elected, would be unable to serve. While we do not anticipate that any of the nominees will be unable to serve, if any should be unable to serve, the proxy holders reserve the right to substitute another person designated by the Board.
The resolutions in respect of this Proposal 1 are ordinary resolutions. The text of the resolutions in respect of Proposal 1 are as follows:
“IT IS RESOLVED, by separate resolutions, to elect the following director nominees to the board of directors of the Company: Gregory J. Divis, Dr. Eric J. Ende, Geoffrey M. Glass, Dr. Mark A. McCamish, Linda S. Palczuk and Peter J. Thornton.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on each resolution is required for the approval of each of the nominees. As this proposal is not considered a “routine item,” your bank, broker or other nominee cannot vote your shares without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSED DIRECTOR NOMINEES LISTED

DIRECTORS AND EXECUTIVE OFFICERS
Nominees for Election as Directors
The following table sets forth for each director and the executive officers of the Company, their ages and positions with the Company as of April 1, 2022.
Name	Age	Position
Gregory J. Divis	55	Chief Executive Officer and Director
Thomas S. McHugh	57	Chief Financial Officer
Richard J. Kim	52	Chief Commercial Officer
Douglas J. Williamson, M.D.	58	Chief Medical Officer
Geoffrey M. Glass	48	Chair of the Board of Directors
Eric J. Ende, M.D.	53	Director
Mark A. McCamish, M.D., Ph.D.	70	Director
Linda S. Palczuk	60	Director
Peter J. Thornton	57	Director
There is no family relationship between any director or executive officer of the Company. There are no material proceedings to which any director, officer or affiliate, or any associate thereof, of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.
Executive Officers
Our executive officers serve at the discretion of the Board, and serve until they resign, are removed or are otherwise disqualified to serve, or until their successors are elected and qualified. Our executive officers presently include:
Gregory J. Divis, 55, was appointed Chief Executive Officer and became a member of the Board in June 2019. He was appointed Executive Vice President and Chief Commercial Officer of Avadel in January 2017 and was promoted to Chief Operating Officer in March 2018. Mr. Divis brings to this role more than 25 years of experience in the pharmaceutical industry and is responsible for managing commercial strategy and execution across all of the Company’s portfolio products. Prior to joining Avadel, Mr. Divis served as an Operating Partner for Linden Capital, a middle-market healthcare-focused private equity firm from June 2015 to December 2016. Prior to Linden Capital, from May 2010 to November 2014 Mr. Divis was the President and Chief Executive Officer of K-V Pharmaceutical Company, or K-V, a company engaged in the development of proprietary drug delivery systems and formulation technologies. On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization. Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014. Mr. Divis has also held such notable roles as President, Ther-Rx Corporation, Vice-President, Business Development & Lifecycle Management at Sanofi-Aventis and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. Mr. Divis currently serves on the board of directors of Jaguar Health, Inc., a publicly traded pharmaceutical company. Mr. Divis is a graduate of the University of Iowa.
Thomas S. McHugh, 57, was appointed as Chief Financial Officer in December 2019. Before joining Avadel, Mr. McHugh was the Senior Vice President, Finance at Ironshore Pharmaceuticals, a pharmaceuticals company, from November 2018 to November 2019. From December 2014 to November 2018, Mr. McHugh worked as an independent consultant at KTC Advisors, a consulting firm. Prior to KTC Advisors, from January 2009 to November 2014, Mr. Mr. McHugh was the Chief Financial Officer of K-V Pharmaceutical Company, or K-V, a company engaged in the development of proprietary drug delivery systems and formulation technologies. On August 4, 2012, K-V and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code and, on September 16, 2013, successfully emerged pursuant to a plan of reorganization. Following bankruptcy, K-V changed its name to Lumara Health, Inc., strengthened its business and engaged in a series of transactions culminating in its acquisition by AMAG Pharmaceuticals in November 2014. Mr. McHugh earned a B.S. in Finance from Bentley University and a M.S. in Accounting from Northeastern University.
Richard J. Kim, 52, was appointed as Chief Commercial Officer in February 2021. Prior to joining Avadel, Mr. Kim served as the President of U.S. Commercial & Strategic Marketing at Intercept Pharmaceuticals, Inc. (“Intercept Pharmaceuticals”), a biopharmaceutical company (Nasdaq: ICPT), from February 2018 to February 2021, and Senior Vice President of U.S. Commercial at Intercept Pharmaceuticals, from July 2015 to January 2018. Prior to joining Intercept, Mr. Kim worked at Bristol-Myers Squibb, where he served as General Manager from September 2004 to July 2015 and as the General Manager, Hepatitis C Worldwide Commercialization from September 2012 to July 2015. Prior to this, Mr. Kim held a number of roles of increasing responsibility leading sales, operational and strategic marketing teams at Bristol-Myers Squibb, including Vice President, SPRYCEL™ Brand Lead, Oncology Global Marketing; Vice President, U.S. In-Line Oncology and Global Marketing; and Vice President, East Area Sales, Cardiovascular and Metabolics. Prior to his time at Bristol- Myers Squibb, Mr. Kim held a range of senior positions in the U.S., Canada and Australia at Schering- Plough, which was acquired by Merck & Co., Inc. Mr. Kim earned a B.S. in Chemistry from the University of Alberta.
Douglas J. Williamson, M.D., 58, was appointed as Chief Medical Officer in February 2022. Prior to joining Avadel, he served as Senior Vice President, Head of U.S. R&D and Deputy Global Chief Medical Officer at H. Lundbeck A/S, (Nasdaq (LUN), a biopharmaceutical company, from May 2016 to January 2022. Prior to Lundbeck, Dr. Williamson served as Vice President, Global Head Therapeutic Area leadership at Parexel International, a biopharmaceutical services company, from 2012 to 2016, where he developed and instituted therapeutic area strategies to guide new business acquisitions and was the functional head of the medical group across all therapeutic areas. Earlier in his career, Dr. Williamson held multiple roles at Eli Lilly and Company, including Head, Early Phase Clinical Development Neuroscience, where he oversaw the clinical development of all novel molecules in the psychiatry, pain and neurodegeneration portfolio. He earned his medical degree from the University of Edinburgh in Scotland. He is a member of the Royal College of Psychiatrists.
Non-Employee Directors
Set forth below is information for each nominee concerning the individual’s age, principal occupation, employment and directorships during the past five years, positions with the Company, the year in which he or she first became a director of the Company and his term of office as a director. Also set forth below is a brief discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that, in light of our business and structure, each nominee should serve as a director as of the date of this Proxy Statement.
Geoffrey M. Glass, 48, has been a member of the Board since July 2018 and became Chair of the Board in December 2018. Since January 2021, Mr. Glass has served as the Chief Executive Officer of Kiniciti, LLC, a company that invests in non-therapeutic companies supporting cell and gene therapy innovation. Since May 2015, Mr. Glass served as President of Clear Sciences, LLC, a management consulting company focused on life sciences industries. Since September 2019, Mr. Glass has also served as the Operating Partner at LongueVue Capital, an investment firm. Previously he was the Chief Executive Officer (from January 2018 through September 2018), and a member of the board of directors (from November 2017 through December 2018), of Sancilio Pharmaceuticals, a specialty pharma company. Mr. Glass served as a member of the board of directors for Locus Biosciences, a biotechnology company that develops CRISPR-engineered precision antibacterial products, from August 2015 to October 2017. From April 2009 to April 2015, Mr. Glass served as an executive committee member at Patheon N.V., a pharmaceutical contract development and manufacturing company. While at Patheon, he held a number of senior leadership roles including President of Banner Life Sciences (a Patheon subsidiary), Executive Vice President of Sales and Marketing, and Senior Vice President, Strategy, Corporate Development and Integration for Patheon. Before Patheon, Mr. Glass worked in various executive positions at Valeant Pharmaceuticals (now Bausch Health), including Senior Vice

President, Asia Region, and Senior Vice President, Chief Information Officer, and in both roles was a member of the company’s executive committee. Mr. Glass began his career as a consultant in the life sciences practice for Capgemini Consulting (formerly EY Consulting). He received degrees in Economics and Political Science from the University of Arizona.
We believe Mr. Glass’s extensive management and financial experience makes him well qualified to serve as a director.
Dr. Eric J. Ende, 53, has been a member of the Board since December 2018. Dr. Ende is the President of Ende BioMedical Consulting Group, a privately held consulting company focused on the life sciences industry, a position he has held since 2009. Since May 2017, Dr. Ende has been a member of the board of directors of Matinas BioPharma, Inc., a clinical-stage biopharmaceutical company, where he chairs the Compensation Committee and serves on the Audit Committee. Dr. Ende also serves on the board of directors at Neubase Therapeutics and at Mount Sinai Innovation Partners Technology. From November 2019 to June 2020, Dr. Ende served on the board of directors of Progenics Pharmaceuticals, Inc., a biopharmaceutical company. From January 2015 to October 2016, he served as Chairman of the Unsecured Creditor’s Committee in the bankruptcy of Egenix, Inc. From 2010 to 2011, Dr. Ende served on the board of directors and as a member of the Audit and Risk Management Committees of Genzyme Corp., a biotechnology company, until it was acquired in 2011 by Sanofi S.A. From 2002 through 2008 Dr. Ende was the senior biotechnology analyst at Merrill Lynch; from 2000 through 2002 he was the senior biotechnology analyst at Bank of America Securities; and from 1997 to 2000 he was a biotechnology analyst at Lehman Brothers. Dr. Ende received an MBA in Finance and Accounting from NYU — Stern Business School in 1997, an MD from Mount Sinai School of Medicine in 1994, and a BS in Biology and Psychology from Emory University in 1990.
We believe Dr. Ende’s experience as a director for other pharmaceuticals companies makes him well qualified to serve as a director.
Dr. Mark A. McCamish, 70, has been a member of the Board since December 2019. Since November 2020, Dr McCamish has served as President, Chief Executive Officer and member of the board of directors of IconOVir Bio, Inc., a biotechnology company. From May 2017 to April 2020, Dr. McCamish served as President, Chief Executive Officer and member of the board of directors of Forty Seven, Inc, a clinical-stage biopharmaceutical company, which was acquired by Gilead Sciences, Inc. in April 2020. From July 2009 to April 2017, Dr. McCamish served as Global Head of Biopharmaceutical Development at Sandoz Inc., a pharmaceutical company. He has over 30 years of experience in corporate management, clinical and pharmaceutical research and academics. Dr. McCamish currently serves on the board of directors of Vincerx Pharma, Inc., a publicly traded biopharmaceutical company. Dr. McCamish received both a B.A. in Physical Education and an M.A. in Ergonomics from the University of California at Santa Barbara, a Ph.D. in Nutritional Sciences from the Pennsylvania State University and an M.D. from the University of California at Los Angeles.
We believe Dr. McCamish’s broad experience in the life sciences industry makes him well qualified to serve as a director.
Linda S. Palczuk, 60, has been a member of the Board since July 2018. Since September 2019, Ms. Palczuk has been the Chief Operating Officer and a director of Envara Health, Inc., a medical nutrition technology company. Ms. Palczuk was the Chief Operating Officer of Verrica Pharmaceuticals, Inc., a late-stage biopharmaceutical company focused on medical dermatology products, from February 2018 to April 2019. Prior to joining Verrica Pharmaceuticals, from July 2017 to February 2018, Ms. Palczuk was President and Chief Executive Officer at Osiris Therapeutics, Inc., a regenerative medicines biotechnology company. Prior to her position at Osiris Therapeutics, Ms. Palczuk had an extensive and successful 30-year career with AstraZeneca Pharmaceuticals and its legacy companies, serving in senior-level commercial and general management roles, including Vice President, Established Brands and Vice President, Global Commercial Excellence from January 2012 until March 2015, Vice President, Sales & Marketing from March 2009 to December 2011, and Vice President, Sales from April 2006 to February 2009. From June 2015 until July 2017, Ms. Palczuk was an independent consultant providing business expertise within the pharmaceutical sector. Ms. Palczuk received a BA degree in Biology from Franklin and Marshall College and an MBA degree from the Alfred Lerner College of Business and Economics at the University of Delaware.
We believe Ms. Palczuk’s management experience makes her well qualified to serve as a director.

Peter J. Thornton, 57, has been a member of the Board since June 2017. He is the President and Chief Financial Officer of Envetec Sustainable Technologies Limited, an Irish cleantech company focused on the carbon neutral treatment of biohazardous clinical material and plastics at source. From January 2014 to January 2022, he was Chief Financial Officer of Technopath Clinical Diagnostics, which was acquired by LGC Group in January 2021. Prior to joining Technopath Clinical Diagnostics, from September 2011 to December 2013, Mr. Thornton was Senior Vice President — Business Integration for Alkermes plc, a global biopharmaceuticals company headquartered in Dublin, Ireland. From July 2007 to September 2011, he was Senior Vice President — Corporate and Business Development for Elan Drug Technologies, an Elan Corporation plc division engaged in developing and manufacturing drug delivery technology based pharmaceutical products. From September 2006 to July 2007 he was President and Chief Operating Officer of Circ Pharma Limited, a specialty pharmaceutical company and from June 2004 to September 2006 he was Chief Financial Officer of Agenus Inc., a Nasdaq-listed biotechnology company. Mr. Thornton has previously served as a non-executive director of both public and private companies and currently holds three non-executive directorships in private companies. Mr. Thornton worked for the international public accounting firm of KPMG for seven years in Ireland and France and is a fellow of Chartered Accountants Ireland. He holds a Bachelor of Commerce degree from University College Cork, Ireland.
We believe Mr. Thornton’s experience as a chief financial officer and his financial expertise make him well qualified to serve as a director.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
We compensate our non-executive directors with a basic cash fee plus supplementary fees to chairpersons and for meeting attendance. The amount of each component of such director cash compensation may change from year to year and is generally established by the Board in conjunction with our annual general meeting of shareholders for the period until the next annual general meeting. The fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
The annual retainers in effect for service in 2021 both prior to our annual meeting in August 2021 and following our annual meeting in 2021 were as follows:
	Annual Retainer prior to 2021 Annual Meeting	Annual Retainer following 2021 Annual Meeting
Board of Directors:
All non-employee members	$52,100	$52,100
Additional retainer for Non-Executive Chair of the Board	$30,000	$30,000
Audit Committee:
Chair	$16,000	$20,000
Non-Chair members	$9,000	$10,000
Compensation Committee:
Chair	$12,000	$15,000
Non-Chair members	$7,000	$7,500
Nominating and Corporate Governance Committee:
Chair	$8,000	$10,000
Non-Chair members	$4,500	$5,000
In addition, during 2021, our non-employee directors were awarded stock options, as described in footnote 3 to the “Director Compensation” table below.
The following table presents information relating to total compensation of each person who served as a director for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards $(1)(2)(3)	Stock Awards ($)	Total Compensation ($)
Geoffrey M. Glass(4)	96,225	212,222	—	308,447
Dr. Eric J. Ende(5)	70,350	212,222	—	282,572
Dr. Mark A. McCamish(6)	68,725	212,222	—	280,947
Linda S. Palczuk(7)	70,058	212,222	—	282,280
Peter J. Thornton(8)	76,975	212,222	—	289,197

(1)
Fees earned or paid in cash for Mr. Thornton were translated to U.S. Dollars at the rate of $1.183 U.S. Dollars per Euro.

(2)
Amounts reported reflect the aggregate grant date fair value of options granted in 2021. Calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions used in calculating these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2021, which are included in our Annual Report on Form 10-K filed with the SEC on March 16, 2022. The actual value a director may receive depends on market prices, and there can be no assurance that the amounts reflected in these columns will actually be realized.

(3)
On August 3, 2021, non-employee directors Peter J. Thornton, Geoffrey M. Glass, Eric J. Ende, Mark A. McCamish and Linda S. Palczuk were each awarded an option to purchase 42,000 shares under the Company’s 2020 Omnibus Incentive Compensation Plan. Each award vests 100% on the one-year anniversary of the award.

(4)
As of December 31, 2021, Mr. Glass held 144,000 unexercised share options and no unvested ADSs.

(5)
As of December 31, 2021, Dr. Ende held 152,057 unexercised share options and 9,300 unvested ADSs.

(6)
As of December 31, 2021, Dr. McCamish held 194,000 unexercised share options and no unvested ADSs.

(7)
As of December 31, 2021, Ms. Palczuk held 144,000 unexercised share options and no unvested ADSs.

(8)
As of December 31, 2021, Mr. Thornton held 179,000 unexercised share options and no unvested ADSs.

OWNERSHIP OF THE COMPANY’S ORDINARY SHARES
Beneficial Ownership Table
The following table sets forth certain information regarding the beneficial ownership of our issued and outstanding ordinary shares by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding ordinary shares, (ii) each Named Executive Officer of the Company, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, such information is provided as of April 1, 2022. According to SEC rules, a person is the “beneficial owner” of securities if he, she or it has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant or right, the conversion of a security or otherwise.
Name and address of beneficial owner(1)	Amount of Beneficial Ownership(2)	Percentage of Class(2)
> 5% Stockholders:
Entities Affiliated with RTW Investments, LP(3) 40 10th Avenue, Floor 7, New York, New York 10014	5,810,140	9.8%
Entities Affiliated with Vivo Capital LLC(4) 192 Lytton Avenue, Palo Alto, CA 94301	2,937,093	5.0%
Cowen Financial Products LLC(5) 599 Lexington Avenue, New York, New York 10022	3,083,624	5.2%
Named Executive Officers and Directors:
Gregory J. Divis(6)	899,100	1.5%
Thomas S. McHugh(7)	196,500	*
Richard J. Kim(8)	87,500	*
Geoffrey M. Glass(9)	119,700	*
Dr. Eric J. Ende(10)	146,957	*
Dr. Mark A. McCamish(11)	241,666	*
Linda S. Palczuk(12)	91,900	*
Peter J. Thornton(13)	122,055	*
All executive officers and directors as a group (8 persons)	1,905,378	3.2%

*
Represents beneficial ownership of less than 1% of our outstanding ordinary shares.

(1)
Except as stated in the table above or the footnotes below, the address of the named person is c/o Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland.

(2)
Unless otherwise stated in the footnotes to this table, we believe each of the shareholders named in this table has sole voting and dispositive with respect to the ordinary shares indicated as beneficially owned. Ownership percentages are based on 59,032,237 ordinary shares outstanding on April 1, 2022. The number of shares beneficially owned includes ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 1, 2022. Ordinary shares issuable pursuant to the exercise of stock options or warrants that are exercisable and “free shares,” if any, that will vest within 60 days of April 1, 2022 are deemed to be outstanding and beneficially owned by the person to whom such shares are issuable for the purpose of computing the percentage ownership of that person, but they are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Information herein is solely based on a Schedule 13G/A filed by RTW Investments, LP (“RTW

Investments”) and Mr. Roderick Wong on February 14, 2022. Consists of 5,741,939 ordinary shares held by certain funds (the “RTW Funds”) affiliated with RTW Investments. RTW Investments is the investment adviser to the RTW Funds. Mr. Wong is the Managing Partner and Chief Investment Officer of RTW Investments, with respect to the shares directly held by the RTW Funds. Excludes 68,201 ordinary shares issuable upon conversion of 68,201 Series A preferred shares beneficially owned by RTW Investments. The Series A preferred shares beneficially owned by RTW Investments are subject to a beneficial ownership limitation that prohibits RTW Investments from converting its Series A preferred shares into ordinary shares to the extent that, as a result of such conversion, RTW Investments and its affiliates would beneficially own more than 9.99% of the Company’s total ordinary shares then issued and outstanding.
(4)
Information herein is solely based on a Schedule 13G/A filed by Vivo Opportunity, LLC and Vivo Capital Fund IX, L.P. on February 11, 2022. Consists of (i) 535,817 ordinary shares, in the form of ADSs, held by Vivo Capital Fund IX, L.P. and (ii) 2,401,276 ordinary shares, in the form of ADSs, held by Vivo Opportunity Fund Holdings, L.P. Vivo Capital IX, LLC is the general partner of Vivo Capital Fund IX, L.P. The voting members of Vivo Capital IX, LLC are Frank Kung, Edgar Engleman, Albert Cha, Shan Fu and Chen Yu, none of whom has individual voting or investment power with respect to the ADSs held by Vivo Capital Fund IX, L.P. and each of whom disclaims beneficial ownership of such shares. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund, L.P. The voting members of Vivo Opportunity, LLC are Albert Cha, Gaurav Aggarwal, Shan Fu, Frank Kung and Michael Chang, none of whom has individual voting or investment power with respect to the ADSs held by Vivo Opportunity Fund L.P. and each of whom disclaims beneficial ownership of such shares.

(5)
Information herein is solely based on a Schedule 13G/A filed by Cowen and Company, LLC and Cowen Financial Products LLC on January 21, 2022. Consists of 3,732,778 ordinary shares, in the form of ADSs, held by Cowen Financial Products LLC.

(6)
Includes options to purchase ADSs with respect to 800,000 ordinary shares that are exercisable within 60 days of April 1, 2022.

(7)
Includes options to purchase ADSs with respect to 175,000 ordinary shares that are exercisable within 60 days of April 1, 2022.

(8)
Includes options to purchase ADSs with respect to 87,500 ordinary shares that are exercisable within 60 days of April 1, 2022.

(9)
Includes options to purchase ADSs with respect to 54,000 ordinary shares that are exercisable within 60 days April 1, 2022 , and (ii) 42,000 ADSs held by Geoffrey M. Glass Revokable u/t/d August 26, 2020, of which Mr. Glass and members of his immediate family are the sole beneficiaries. Mr. Glass serves as its trustee.

(10)
Includes options to purchase ADSs with respect to 62,057 ordinary shares that are exercisable within 60 days of April 1, 2022.

(11)
Includes (i) options to purchase ADSs with respect to 70,666 ordinary shares that are exercisable within 60 days of April 1, 2022, and (ii) 171,000 ADSs held by Matthew 5 LLC. The Mark & Barbara McCamish Family Trust is the sole owner of Matthew 5 LLC, and Dr. McCamish serves as its manager.

(12)
Includes options to purchase ADSs with respect to 54,000 ordinary shares that are exercisable within 60 days of April 1, 2022.

(13)
Includes options to purchase ADSs with respect to 89,000 ordinary shares that are exercisable within 60 days of April 1, 2022.

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS
Compensation Discussion and Analysis
In this Compensation Discussion and Analysis, we give an overview and analysis of our compensation philosophy, our compensation program, and the decisions we made in 2021 under those programs with respect to our named executive officers. Included in this discussion is specific information about the compensation earned or paid in 2020 and 2021 to our named executive officers (the “Named Executive Officers”). Named Executive Officers for 2021 are:
Name	Position
Gregory J. Divis	Chief Executive Officer
Thomas S. McHugh	Chief Financial Officer
Richard J. Kim	Chief Commercial Officer
Compensation Philosophy and Objectives
The Compensation Committee’s executive compensation programs are designed to: (i) attract, retain and motivate executives with significant industry knowledge and the experience and leadership capability necessary for us to achieve success; (ii) align incentives for our named executive officers with our corporate strategies and business objectives and goals; and (iii) achieve key strategic performance measures aligned with the long-term interests of our shareholders.
Compensation Components
Our executive compensation program has three primary components: base salary, annual cash incentive awards and equity awards.
•
Base Salary.   We fix the base salary of each of our executive officers at a level we believe enables us to hire and retain individuals in a competitive environment and rewards satisfactory individual performance and a satisfactory level of contribution to our overall business goals. We take into account the base salaries paid by similarly situated companies in our peer group and, to the extent practicable, we set base salary levels for similarly situated executives within the Company at comparable levels to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

•
Cash Incentive Awards.   We provide annual cash incentive awards that are based upon the achievement of corporate and individual objectives established by the Compensation Committee and the Board of Directors. These cash incentive awards are designed to focus our executive officers on achieving key clinical, regulatory, commercial, operational, strategic and financial objectives.

•
Equity Awards.   We use stock options, restricted share units and performance share units to reward long-term performance. These equity awards are intended to provide significant incentive value for each executive officer if the Company performance is outstanding and the Company achieves its long-term goals to align executive compensation with long-term shareholder interests.

In addition to the primary components of compensation described above, we provide our Named Executive Officers with employee benefits that are generally available to our salaried employees. These benefits include health and medical benefits, flexible spending plans, matching 401(k) contributions and group life insurance.
We have also entered into agreements with our Named Executive Officers under which they are provided certain benefits in the event their employment with the Company is terminated without cause or by the Named Executive Officer for good reason, following a change in control of the Company.
Compensation Policies and Process
The Compensation Committee has oversight of our compensation philosophy and programs and annually reviews and recommends all compensation decisions relating to our Chief Executive Officer, our Named Executive Officers and all other executive officers of the Company. The Chief Executive Officer provides specific information to the committee relative to the performance of the other members of the executive management team. However, the Chief Executive Officer is always excused from the Compensation Committee meetings when his compensation or employment is discussed. The Compensation Committee considers any recommendations by the Chief Executive Officer; however, the committee recommends final compensation for all executives. All compensation decisions are assessed within the framework of the Company’s financial position and general economic conditions. Our Board typically reviews and approves the compensation decisions made by the Compensation Committee.
Our Compensation Committee has engaged Radford Consulting (“Radford”), an Aon Hewitt company specializing in executive compensation, as its independent compensation consultant. In connection with the Compensation Committee’s executive compensation decisions for 2021, Radford reviewed and advised on principal aspects of our executive compensation program and performed the following services:
•
conducted a competitive assessment of the Company’s then current executive compensation arrangements, including analyzing peer group Proxy Statements, compensation survey data, and other publicly available data;

•
provided recommendations on the composition of the Company’s peer group; and

•
reviewed and advised on equity compensation and on industry best practices.

The Compensation Committee has determined that the work of Radford and the individual compensation advisors employed by Radford does not create any conflict of interest. In making that determination, the Compensation Committee took into consideration the following factors: (i) the provision of other services to the Company by the consultant; (ii) the amount of fees the Company paid the consultant as a percentage of the consultant’s total revenue; (iii) the consultant’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the consultant or the individual compensation advisors employed by the consultant with any Company executive officer; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any Company stock owned by the consultant or the individual compensation advisors employed by the consultant.
Peer Group
In an effort to provide competitive total compensation to our executive officers, the Compensation Committee approved a group of comparable companies as our peer group as recommended by Radford. The peer group was selected on the basis of similarity to the Company on the following criteria: business comparability, stage of product development and commercialization, number of employees, market capitalization and revenue. The following companies were identified as our “peer group” for 2021:
2021 Peer Group
Aeglea BioTherapeutics, Inc.	Chiasma, Inc.
Albireo Pharma, Inc.	Chimerix, Inc.
Aldeyra Therapeutics, Inc.	CymaBay Therapeutics, Inc.
Ardelyx, Inc.	G1 Therapeutics, Inc.
Athersys, Inc.	Marinus Pharmaceuticals, Inc
AVEO Pharmaceuticals, Inc.	Provention Bio, Inc.
BeyondSpring, Inc.	Spero Therapeutics, Inc.
BioXcel Therapeutics, Inc	Syndax Pharmaceuticals, Inc.
ChemoCentryx	VBI Vaccines, Inc.
Say-on-Pay
We have developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term shareholder value. We believe our compensation policy strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our named executive officers to exert their best efforts for our success.
As required by Section 14A(a)(1) of the Exchange Act, periodically we must provide our shareholders with an opportunity to provide an advisory vote related to the compensation of our named executive officers, commonly known as the “say-on-pay” proposal. The SEC say-on-pay vote generally covers the calendar year prior to the date of our proxy statement. As such vote is advisory, it is not binding upon our Board or our Compensation Committee and neither the Board nor the Compensation Committee is required to take any action as a result of the outcome of such vote. However, our Compensation Committee carefully considers the outcome of this vote when considering future executive compensation policies.
As reported in our report on Form 8-K, filed with the SEC on August 6, 2020, at our 2020 annual general meeting, approximately 95% of the votes cast on our SEC Say-on-Pay proposal supported the compensation paid to our named executive officers. At our 2016 annual general meeting, we also held a separate non-binding advisory shareholder vote on the frequency of future shareholder advisory votes regarding the compensation program for our named executive officers, commonly referred to as a “say-on- frequency” vote. At the 2016 annual general meeting, our shareholders approved, on an advisory basis, a proposal to take the say-on-pay vote every two years until the next required say-on-frequency vote. Accordingly, our next say-on-pay and our next say-on-frequency vote will occur at this year’s annual general meeting, as described in Proposal 4.
Say on Frequency
As part of the Board of Directors’ commitment to understanding shareholder sentiment on the Company’s executive compensation philosophy and practices, we are seeking the views of shareholders on how frequently the Company should submit executive compensation for consideration by shareholders.
Shareholders may vote to hold an advisory vote on executive compensation every one, two or three years or abstain, and for this purpose we are presenting three separate non-binding resolutions asking shareholders to decide whether they desire that we hold shareholder advisory votes on our Named Executive Officers’ compensation every year, every two years or every three years, respectively. You may vote for one of the three options or abstain. However, to communicate your desire as to the frequency of these say-on-pay advisory votes, we encourage shareholders to vote the two years option.
After careful consideration, the Board of Directors is recommending that shareholders approve holding the Say-on-Pay vote EVERY TWO YEARS. Our Compensation Committee and our Board of Directors believe a biennial advisory vote on executive compensation aligns with our policy of seeking regular input from shareholders on matters pertaining to our governance and executive compensation philosophy and practices. This vote is not binding but rather will provide the Compensation Committee with the view of our shareholders as to how frequently they wish to consider executive compensation and make recommendations to our Board of Directors. Although the vote is advisory, the Compensation Committee will take into account the outcome of the vote when considering their recommendation to the Board of Directors as to how frequently we submit executive compensation to a shareholder vote.
Our Board of Directors will give careful consideration to the views of our shareholders as to the frequency of future say-on-pay votes. However, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs. The full texts of Proposal 5 are set forth on Item 5 of the Proxy Card.
Base Salary
The Company provides base salaries to attract and retain executives with the proper experiences and skill sets required to assist us in achieving our specific business objectives, as well as our future growth and success. Base salaries provide a guaranteed base level of compensation that reflects a belief that base salary for executive officers should be targeted at market-competitive levels. Base salaries for a particular fiscal year are generally established at the end of the prior year. In establishing the base salaries for 2021, the Compensation Committee considered each Named Executive Officer’s role and level of responsibility at the Company, recent individual performance, perceived impact on Company results and overall Company performance. The base salaries of our Named Executive Officers during 2020 and 2021 were as follows:
Name	2020 Base Salary ($)	2021 Base Salary ($)	Increase (%)
Gregory J. Divis	520,000	544,800	5%
Thomas S. McHugh	385,000	396,550	3%
Richard J. Kim(1)	—	425,000	—

(1)
Mr. Kim was hired on February 15, 2021.

Annual Cash Incentive
The goal of the annual cash incentive program in 2021 was to align a meaningful portion of the total compensation potential for the Named Executive Officers to the achievement of specified quantitative and qualitative Company performance targets, as well as individual performance targets. The achievement of these targets advances the Company’s specific business objectives and result in long-term shareholder value. The target levels of the annual cash incentive awards were established as part of the Named Executive Officer’s individual employment agreements. Each of these employment agreements provides that the Named Executive Officer will receive an annual cash incentive award determined at the discretion of the Compensation Committee and the Board based on the Company’s performance against its objectives and individualized objective and subjective criteria, with a target award amount equal to a percentage of the Named Executive Officer’s base salary. The award criteria include specific objectives, relating to the achievement of clinical, regulatory, commercial, business and/or financial milestones. The table below sets forth each Named Executive Officer’s target incentive compensation for 2021:
Name	2021 Target Bonus (% of Base Salary)	2021 Target Bonus ($)	2021 Actual Bonus ($)(1)
Gregory J. Divis	60%	326,880	294,192
Thomas S. McHugh	40%	158,620	142,758
Richard J. Kim(2)	45%	191,250	157,781

(1)
90% of target achievement level was paid to our Named Executive Officers based on the Company’s performance.

(2)
Mr. Kim began employment with us on February 15, 2021, and his bonus was prorated accordingly.

Our approved 2021 corporate goals consisted of:
•
Securing FDA approval for FT218 and prior approval (PAS) filing readiness

•
Executing FT218 launch preparations including organizational and commercial supply

•
Developing executable long-range strategy and financial plan

•
Achieving operating expense targets

•
Developing investor related plans to create future meaningful shareholder value

The Compensation Committee determined that the Company’s corporate performance score was 90% for 2021 based solely on the Compensation Committee’s assessment of the Company’s level of achievement against the approved 2021 corporate performance goals set forth above.
Mr. Divis’ 2021 annual cash incentive bonus was based entirely upon achievement of the corporate performance goals described above. Accordingly, the Compensation Committee awarded an aggregate annual cash incentive with respect to 2021 for Mr. Divis in the amount of $294,192.
Other Named Executive Officers.   The process for determining the annual cash incentive for our other Named Executive Officers is generally similar to what is described above with respect to our Chief Executive

Officer. For 2021, the Compensation Committee took into account the Company’s performance with respect to the financial and strategic performance goals discussed above. The Compensation Committee assessed the individual performance of the other Named Executive Officers and also considered the recommendations of Mr. Divis. The other Named Executive Officers reported directly to Mr. Divis as Chief Executive Officer and so, the Compensation Committee believes, Mr. Divis was in a position to provide a meaningful assessment of their capabilities and contributions to the Company.
The Compensation Committee determined 2021 annual cash incentives for the other Named Executive Officers in the following amounts: Thomas S. McHugh — $142,758 and Richard J. Kim — $157,781. Mr. Kim began employment with us on February 15, 2021, and his bonus was prorated accordingly.
Equity Compensation
The Compensation Committee believes equity compensation awards help to align the interests of our executive officers with those of shareholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our ordinary shares. Furthermore, the Compensation Committee believes granting equity awards that vest over time encourages executives to remain with the Company. The authority to grant equity awards to our executive officers lies with the Compensation Committee and Board. The Compensation Committee takes into consideration the peer group data provided by Radford and the recommendations of our Chief Executive Officer (other than for himself). Generally, the Compensation Committee has granted stock options to our executive officers upon commencement of their employment with the Company. In this regard, Mr. Kim was awarded an option to purchase 350,000 shares of common stock of the Company in connection with his commencement of employment with us on February 15, 2021. This initial stock option grant vests over a four-year period and was in connection with the executive officer’s employment agreement.
In addition to new hire stock options, at least annually, the Compensation Committee considers annual equity awards for our executive officers. These awards may consist of stock options, restricted share units (“RSUs”) and/or, commencing in 2020, performance share units (“PSUs”). In December 2021, we awarded our Named Executive Officers who were then employed by us with the following stock option awards and performance share units:
Name	Stock Options	PSUs
Gregory J. Divis	310,000	113,000
Thomas S. McHugh	150,000	40,000
Richard J. Kim	137,500	36,667
In determining the number of stock options to grant to a particular Named Executive Officer, the Compensation Committee takes into account numerous factors, including: the executive’s role and level of responsibility within the Company, the Company’s performance with respect to the financial and strategic goals and objectives for that year, and comparative peer group data as presented by Radford. The Compensation Committee recognizes that stock options only have value if there is an increase in stock value after the date of grant, while RSUs and PSUs provide immediate value to recipients upon vesting and therefore involve less risk than stock options.
Specifically, the vesting of the 2021 PSUs is dependent on the approval and subsequent commercial launch of FT218. If the launch of FT218 is achieved, i) 50% of the PSUs will vest if the Company achieves a majority of its 2022 corporate objectives and exceeds the FT218 revenue forecast and/or patient demand by a 10%, ii) 100% of the PSUs will vest if the Company achieves all of its 2022 corporate objectives and exceeds the FT218 revenue forecast and/or patient demand forecast by 25% and (iii) 150% of the PSUs will vest if the Company achieves all of its 2022 corporate objectives and exceeds the FT218 revenue forecast and/or patient demand by greater than 50%.
Compensation Risk Assessment
The Company regularly reviews compensation plans and practices to ensure they are appropriately structured and aligned with business objectives, and not designed to encourage executives to take unwarranted risks. Specifically, the overall design of the compensation philosophy and plans mitigate risks because: (1) the financial performance objectives of the short and long-term incentive plans are reviewed and approved annually by the Board; (2) the plans consist of multiple performance objectives, thus lessening the focus on any one in particular; and (3) short and long-term incentive payouts are capped for all participants.
General Employee Benefits
Avadel offers competitive health, dental and life insurance and vacation pay for all employees, including Named Executive Officers. In addition, the senior executives are eligible to receive matching 401(k) plan contributions on the same basis as other employees.
Severance and Change-in-Control Benefits
Pursuant to employment agreements, each of our Named Executive Officers has a provision in his or her employment agreement with the Company that entitles such Named Executive Officer to certain specified benefits in the event of termination of their employment under specified circumstances, including termination following a change in control of the Company. These benefits are described in the “Employment Agreement” section below, and certain estimates of these severance and change-in-control benefits are provided in “Estimated Payments Upon Termination or Change in Control” below.
Retirement Benefits
The Company believes offering competitive retirement benefits is important to attract and retain top executives. The Company’s U.S.-based executives participate in a traditional defined contribution 401(k) plan. For our Company’s 401(k) plan, the Company generally contributed approximately $10,000 to $12,000 to each eligible executive’s 401(k) account during 2021, which was the maximum contribution match allowable under the Company’s 401(k) Plan, provided the participant contributed the maximum in order to receive the maximum match and contributed based off of $290,000 of wages, the maximum allowable under the IRS limits. Additional details regarding retirement benefits are provided in the tables below entitled “Summary Compensation Table.”
Deductibility of Executive Compensation
Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to “covered employees” of the Company. With respect to taxable years before January 1, 2018, remuneration in excess of $1 million was exempt from this deduction limit if it qualified as “performance- based compensation” within the meaning of Section 162(m). Effective for taxable years beginning after December 31, 2017, the Tax Cuts and Jobs Act of 2017 (a) expands the scope of Section 162(m) such that all named executive officers are “covered employees” and anyone who was a named executive officer in any year after 2016 will remain a covered employees for as long as he or she (or his or her beneficiaries) receive compensation from us and (b) eliminates the exception to the deduction limit for commission-based compensation and performance-based compensation except with respect to certain grandfathered arrangements in effect as of November 2, 2017 that are not subsequently materially modified. Accordingly, compensation paid to our named executive officers in excess of $1 million will not be deductible unless it qualifies for the transition relief applicable to certain arrangements in place as of November 2, 2017, as described above.
The Board and the Compensation Committee believe shareholder interests are best served if they retain maximum flexibility to design executive compensation programs that meet stated business objectives. For that reason, while our Board and Compensation Committee consider the potential effects of Section 162(m) of the Code on the compensation paid to our named executive officers, in light of the constraints imposed by Section 162(m) and our desire to maintain flexibility in compensation decisions, the Board and the Compensation Committee do not necessarily limit compensation to amounts deductible under Section 162(m).
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that the Company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Our compensation arrangements for executive officers, including our Named Executive Officers, do not provide tax gross-ups for any type of payments, including payments for severance or in connection with a change of control of the Company.
Securities Trading Policy
The Company has a policy that prohibits executive officers and directors from trading in the Company’s securities while aware of material non-public information or engaging in hedging transactions or short sales and trading in “puts” and “calls” involving the Company’s securities. This policy is described in our Code of Conduct, which may be viewed on our website at https://www.avadel.com/corporate-compliance. In addition, executive officers and directors are prohibited from pledging the Company’s securities.
2021 Compensation of Named Executives Officers
Summary Compensation Table
The following table sets forth the compensation paid or accrued during the fiscal years ended December 31, 2021, 2020 and 2019 to our Named Executive Officers:
Name and Principal Position	Year	Base Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Gregory J. Divis Chief Executive Officer	2021	544,800	—	1,668,854	294,192	23,600	2,531,446
	2020	520,000	—	2,246,694	353,600	23,400	3,143,694
	2019	472,292	33,300	485,010	422,344	23,316	1,436,262
Thomas S. McHugh Chief Financial Officer	2021	396,550	—	807,510	142,758	10,697	1,357,515
	2020	385,000	—	898,678	184,800	11,400	1,479,878
	2019	33,688	—	469,600	—	—	503,288
Richard J. Kim Chief Commercial Officer	2021	373,510	—	2,836,088	157,781	11,600	3,378,979

(1)
Represents salaries before any employee contributions under our 401(k) Plan. Mr. Kim joined us in February 2021 and Mr. McHugh joined us in December 2019 and, accordingly, their salaries for 2021 and 2019, respectively, reflect their partial years of service.

(2)
Represents the aggregate grant date fair value of share awards granted in 2021, 2020 and 2019, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2021 which are included in our Annual Report on Form 10-K filed with the SEC on March 16, 2022. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Stock Awards column will actually be realized. For 2021 and 2020, the amounts reported in this table do not include the grant date fair value of the PSUs, as achievement was not probable on the grant date. Assuming maximum achievement, the grant date fair value of the PSUs granted in 2021 to each of Mr. Divis, Mr. McHugh and Mr. Kim for 2021 would have been $1,389,900, $492,000 and $451,004, respectively. Assuming maximum achievement, the grant date fair value of the PSUs granted in 2020 to each of Mr. Divis and Mr. McHugh would have been $1,392,720 and $497,400, respectively.

(3)
Amounts reported reflect the aggregate grant date fair value of options granted or modified in 2021, 2020 and 2019, respectively, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2021 which are included in our Annual Report on Form 10-K filed with the SEC on March 16, 2022. The actual value a Named Executive Officer may receive depends on market prices and there can be no assurance that the amounts reflected in the Option Awards column will actually be realized. No gain to a named executive officer is possible without an appreciation in stock value after the date of grant.
(4)
Non-equity incentive plan compensation represents cash bonuses for meeting Company and, if applicable, personal performance targets.

(5)
For 2021, amounts include (i) for Mr. Divis, $11,600 in employer 401(k) contributions and $12,000 in auto allowance, (ii) for Mr. McHugh, $10,697 in employer 401(k) contributions, (iii) for Mr. Kim, $11,600 in employer 401(k) contributions.

Grants of Plan-Based Awards 2021
The following table presents information regarding grants of plan-based awards to the named executive officers during the year ended December 31, 2021:
	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Award ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gregory J. Divis			326,880
	12/7/2021				56,500	113,000	169,500
	12/7/2021							310,000	5.38	1,668,854
Thomas S. McHugh			158,620
	12/7/2021				20,000	40,000	60,000
	12/7/2021							150,000	5.38	807,510
Richard J. Kim			191,250
	2/15/2021							350,000	5.99	2,095,870
	12/7/2021							137,500	5.38	740,218
	12/7/2021				18,334	36,667	55,001

(1)
Represents the target amount that may be earned based on achievement of pre-determined performance criteria during fiscal year 2021. Our Compensation Committee has not set threshold or maximum amounts associated with non-equity incentive plan awards.

(2)
Amounts reported reflect the aggregate grant date fair value of option and restricted share unit awards granted in 2021, calculated in accordance with FASB ASC Topic 718. For a full description of the assumptions we use in calculating these amounts, see Note 18 to our consolidated financial statements for the year ended December 31, 2021, which are included in our Annual Report on Form 10-K filed with the SEC on March 16, 2022. For PSUs, the amounts reported in this table do not include the grant date fair value of the PSUs, as achievement was not probable on the grant date.

The following table sets forth specified information concerning stock options stock awards for each of the named executive officers outstanding as of December 31, 2021.
Outstanding Equity Awards at Fiscal Year-End 2021
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Gregory J. Divis	12/14/2016	150,000	—	10.40	12/14/2026	—	—	—	—
	12/12/2017	100,000	—	8.95	12/12/2027	—	—	—	—
	3/22/2018	37,500	12,500(3)	7.06	3/22/2028	—	—	—	—
	3/7/2019	50,000	50,000(4)	1.85	3/7/2029	—	—	—	—
	3/7/2019	—	—	—	—	—	—	6,000(5)	48,480
	5/30/2019	200,000	200,000(6)	1.71	5/30/2029	—	—	—	—
	8/5/2020	—	—	—	—	56,000(7)	452,480	—	—
	12/8/2020	125,000	375,000(8)	6.79	12/8/2030	—	—	—	—
	12/7/2021	—	310,000(9)	8.20	12/7/2031	—	—	—	—
	12/7/2021	—	—	—	—	56,500(7)	456,520	—	—
Thomas S. McHugh	10/22/2019	125,000	125,000(10)	3.45	10/22/2029	—	—
	8/5/2020	—	—	—	—	20,000(7)	161,600	—	—
	12/8/2020	50,000	150,000(11)	6.79	12/8/2030	—	—	—	—
	12/7/2021	—	150,000(12)	8.20	12/7/2031	—	—	—	—
	12/7/2021	—	—	—	—	20,000(7)	161,600	—	—
Richard J. Kim	2/15/2021	—	350,000(13)	8.99	2/15/2031	—	—	—	—
	12/7/2021	—	137,500(14)	8.20	12/7/2031	—	—	—	—
	12/7/2021	—	—	—	—	18,334(7)	148,135	—	—

(1)
Unless otherwise noted, options to purchase shares become exercisable in four equal annual installments following the grant date.

(2)
Market value is based on the closing price of one ADS on December 31, 2021, as reported by Nasdaq, which was $8.08 per ADS.

(3)
Includes the unvested portion of the March 2018 option grant under the Avadel 2017 Omnibus Plan, which will vest on March 22, 2022.

(4)
Includes the unvested portion of the March 2019 option grant under the Avadel 2017 Omnibus Plan, 25,000 of which vest on each of March 7, 2022, and March 2, 2023.

(5)
Includes the unvested portion of the March 2019 grant, under the Avadel 2017 Omnibus Plan, 6,000 of which will vest March 7, 2022.

(6)
Includes the unvested portion of the May 2019 option grant under the Avadel 2017 Omnibus Plan, 100,000 of which will vest on each of May 30, 2022, and May 30, 2023.

(7)
Represents 50% of the target award number of PSUs granted under the Avadel 2020 Omnibus Plan. The number of PSUs that may be earned, if at all, and eligible to vest will range between 50% and 150% of the target award. Vesting is based on achievement of certain regulatory milestones related to FT218 and 50%

vest upon the achievement of those milestones and the other 50% vest one year following achievement of those milestones. For a description of the performance vesting conditions, see the description above under “— Compensation Discussion & Analysis — Equity Awards.”
(8)
Includes the unvested portion of the December 2020 option grant under the Avadel 2020 Omnibus Plan, 125,000 of which will vest on each of December 8, 2022, December 8, 2023, and December 8, 2024.

(9)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 77,500 of which will vest on each of December 7, 2022, December 7, 2023, December 7, 2024, and December 7, 2025.

(10)
Includes the unvested portion of the 2019 option grant under the Avadel 2017 Omnibus Plan, 62,500 of which vest on each of October 22, 2022, and October 22, 2023.

(11)
Includes the unvested portion of the December 2020 option grant under the Avadel 2020 Omnibus Plan, 50,000 of which will vest on each of December 8, 2022, December 8, 2023, and December 8, 2024.

(12)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 50,000 of which will vest on each of December 7, 2022, December 7, 2023, December 7, 2024, and December 7, 2025.

(13)
Includes the unvested portion of the February 2021 option grant under the Avadel 2020 Omnibus Plan, 87,500 of which will vest on each of February 15, 2022, February 15, 2023, February 15, 2024, and February 15, 2025.

(14)
Includes the unvested portion of the December 2021 option grant under the Avadel 2020 Omnibus Plan, 34,75 of which will vest on each of December 7, 2022, December 7, 2023, December 7, 2024, and December 7, 2025.

The following table sets forth specified information concerning share options exercised and share awards vested for each of the named executive officers during fiscal year 2021:
Options Exercised and Shares Vested During Fiscal Year 2021
	Option Awards		Share Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Gregory J. Divis	—	—	12,000	92,640
Thomas S. McHugh	—	—	—	—
Richard J. Kim	—	—	—	—
Employment Agreements
We have written employment agreements with each of our Named Executive Officers. Each employment agreement provides that the individual’s employment will continue until either we or the Named Executive Officer provides written notice of termination in accordance with the terms of the agreement. In addition, each of these agreements prohibit the Named Executive Officer from disclosing confidential information and competing with us during the term of their employment with the Company and for a specified time period thereafter. The agreements also contain customary non-solicitation and non-disparagement provisions. Under the terms of their respective employment agreements, each of the Named Executive Officers is entitled to receive an annual base salary, subject to annual review, an annual cash incentive and an annual equity award, each component of which is subject to the discretion of our board.
Payments upon Termination of Employment
Pursuant to their employment agreements, each of our Named Executive Officers is to certain severance benefits in the event he or she terminates his or her employment for “Good Reason” or if his or her employment is terminated by the Company for any reason other than for “Cause,” including non- renewal by the Company at the end of the employment term. Upon such a termination, each of the Named Executive Officers is entitled to receive all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under any Company-provided benefit plans, policies and arrangements. In addition, Mr. Divis is entitled to receive: (1) base salary for a period of 18 months; and (2) payment of monthly COBRA health insurance premiums for up to 18 months, and Mr. McHugh and Mr. Kim is entitled to receive (1) a lump sum payment equal to 1.0 times their base salary; and (2) payment of monthly COBRA health insurance premiums for up to 12 months.
In addition to the above, if such a termination occurs during a Change in Control Period (as defined below), Mr. Divis is entitled to receive (i) the highest of (x) his target bonus in effect for the fiscal year in which the applicable change in control occurs, (y) his target bonus in effect for the fiscal year in which the termination of employment occurs; or (z) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs; and the immediate vesting of 100% of his outstanding and unvested share options and any other equity awards under the Company’s compensation plans.
In addition, if such a termination occurs during a Change in Control Period (as defined below), outstanding and vested stock options held by each of the Named Executive Officers as of his termination of employment date will remain exercisable until the eighteen (18) month anniversary of the termination of employment date (not to extend beyond the original maximum term as of the original date of grant).
For purposes of each of the Named Executive Officer’s agreements:
•
“Good Reason” is defined as

•
For Mr. Divis: (i) the failure of the Company to timely pay to the employee any compensation owed under the agreement; (ii) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (iii) the relocation of the place of the employee’s employment more than sixty (60) miles outside the greater St. Louis metropolitan area; (iv) a material breach by the Company of the agreement; or (v) the failure of the Company to have the agreement assumed in full by any successor in the case of any merger, consolidation, or sale of all or substantially all of the assets of the Company.

•
For Mr. Kim and Mr. McHugh: (i) the Company’s diminution in the employee’s authority, duties or responsibilities in any material respect or the Company’s assignment to the employee of duties that are materially inconsistent with the duties stated in the agreement; (ii) the relocation of the place of the employee’s employment which increases such employee’s one-way commute by more than sixty (60) miles for such employee; or (iii) a material breach by the Company of the agreement.

•
“Cause” means: (i) conviction of or plea of nolo contendere to a felony or crime involving moral turpitude; (ii) fraud, theft, or misappropriation of any asset or property of the Company, including, without limitation, any theft or embezzlement or any diversion of any corporate opportunity; (iii) breach of any of the material obligations contained in the agreement; (iv) conduct materially contrary to the material policies of the Company; (v) material failure to meet the goals and objectives established by the Company without cure within a reasonable period of time after written notice thereof; or (vi) conduct that results in a material detriment to the Company, its program, or goals or is inimical to the Company’s reputation and interests without cure within a reasonable period of time after written notice thereof.

•
“Change of Control Period” means the period beginning six (6) months prior to, and ending eighteen (18) months following, a Change of Control for Mr. Divis and Mr. McHugh and means the period ending eighteen (18) months following, a Change of Control for Mr. Kim.

•
“Change of Control” means the occurrence of any of the following events: (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (‘Person’), acquires ownership of the equity interests of the Company that, together with the shares held by such Person, constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided, however, that for purposes of this subsection, the acquisition of additional shares by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the shares of the Company will not be considered a Change or Control; or (ii) A change in the effective control of the Company which occurs on the date that a majority of the members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of such definition, if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change of Control; or (iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
The benefits provided are designed to protect earned benefits in the case that one or more of such Named Executive Officers is terminated without cause or as a result of a Change in Control of the Company, in order to encourage such Named Executive Officers to act in the best interests of the shareholders at all times during the course of a change in control transaction or other significant event involving our Company.
The following tables set forth information regarding potential payments that each Named Executive Officer would have received if the Named Executive Officer’s employment had terminated as of December 31, 2021 under the circumstances set forth above.
Termination Payments
Name	Cash Payment ($)(1)	Value of Benefits ($)(2)
Gregory J. Divis	817,200	38,122
Thomas S. McHugh	396,550	25,415
Richard J. Kim	425,000	25,415

(1)
Includes 18 months base salary continuation for Mr. Divis and a lump sum payment equal to 1.0 times his base salary for each of Mr. McHugh and Mr. Kim.

(2)
Includes 18 months’ COBRA continuation for Mr. Divis and 12 months’ COBRA continuation for Mr. McHugh and Mr. Kim.

Termination Payments in Connection with a Change in Control of the Company
Name	Cash Payment ($)(1)	Value of Benefits ($)(2)	Acceleration of Equity Awards ($)(3)
Gregory J. Divis	1,144,080	38,122	3,039,480
Thomas S. McHugh	396,550	25,415	—
Richard J. Kim	425,000	25,415	—

(1)
Includes 18 months base salary continuation and, target annual bonus for Mr. Divis and a lump sum payment equal to 1.0 times his base salary for Mr. McHugh and Mr. Kim.

(2)
Includes 18 months’ COBRA continuation for Mr. Divis and 12 months’ COBRA continuation for Mr. McHugh and Mr. Kim.

(3)
Amounts reflect intrinsic value of unvested stock options and RSUs whose vesting will be accelerated based on the closing price of one ADS on December 31, 2021 ($8.08).

Equity Compensation Plan Information
The following table provides information as of December 31, 2021, regarding ordinary shares that may be issued under our equity compensation plans, consisting of our 2017 Omnibus Incentive Compensation

Plan (the “2017 Omnibus Plan”) our 2020 Omnibus Incentive Compensation Plan, our 2017 Employee Stock Purchase Plan (the “ESPP”) and our 2021 Inducement Plan (the “Inducement Plan”).
Plan category	Number of securities to be issued upon exercise of outstanding options and rights(1)	Weighted-average exercise price of outstanding options and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,212,307	7.39	2,192,163
Equity compensation plans not approved by security holders	—	—	1,500,000(3)
Total	9,212,307	7.39	3,692,163

(1)
Includes 274,028 ordinary shares that have previously been granted as RSUs but are pending issuance upon vesting date; and 535,150 ordinary shares of PSUs that have not yet met regulatory milestone dates; the beneficiary is not required to pay any exercise price upon issuance of such 274,028 shares of RSUs or 535,150 of PSUs. The remaining 8,403,129 ordinary shares are issuable pursuant to the exercise of outstanding options upon payment of the weighted-average exercise price shown in column (b) of this table.

(2)
The weighted-average exercise price shown in column (b) applies to 8,403,129 ordinary shares issuable pursuant to the exercise of outstanding options included in the total number shown in column (a) of this table. As to the 274,028 shares attributable to RSUs and 545,150 shares attributable to the PSUs included in the total number shown in column (a) of this table, the beneficiary is not required to pay any exercise price upon issuance of such shares.

(3)
Represents shares reserved for issuance pursuant to our Inducement Plan. Please see Note 18 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 16, 2022, for additional information regarding the Inducement Plan.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that it be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Linda S. Palczuk, Chair
Dr. Mark A. McCamish
Peter J. Thornton
The “Compensation Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.
Compensation Risk Assessment
As part of its oversight of our executive compensation program, the Compensation Committee considers the impact of our executive compensation program, and the incentives created by the compensation awards that it administers, on our risk profile. In addition, we review all our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk-taking, to determine whether they present a significant risk to us. The Compensation Committee concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and that the balance of compensation elements discourages excessive risk-taking. The Compensation Committee, therefore, determined that the risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on us. The Compensation Committee will continue to consider compensation risk implications while deliberating the design of our executive compensation programs. In its discussions, the Compensation Committee considered the attributes of our programs, including:
•
Appropriate pay philosophy in light of our business model;

•
Balance with respect to the mix of cash and equity compensation, and measures of performance against both annual and multi-year standards;

•
Short and long-term incentives linked to share price performance;

•
Performance goals are set at levels that are sufficiently high to encourage strong performance and support the resulting compensation expense, but within reasonably attainable parameters to discourage pursuit of excessively risky business strategies;

•
Long-term incentives generally have multi-year vesting to ensure a long-term focus and appropriate balance against short-term goals;

•
Independent Compensation Committee oversight, with Compensation Committee discretion to reduce incentives based on subjective evaluation of individual performance; and

•
Anti-hedging/pledging policies.

PAY RATIO DISCLOSURE
Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Divis, who is the Company’s Chief Executive Officer, to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2021, the median annual total compensation of all employees of the Company and its consolidated subsidiaries (other than the Chief Executive Officer) was $280,839. Mr. Divis’ annual total compensation for fiscal year 2021 was $2,531,446. Based on this information, for fiscal year 2021, the ratio of the compensation of the Chief Executive Officer to the median annual total compensation of all other employees was estimated to be 9 to 1.
To identify, and to determine the annual total compensation of, the median employee, we used the following methodology:
•
We collected the payroll data of all employees globally, whether employed on a full-time, part-time, temporary or seasonal basis as of December 31, 2021.

•
We annualized the compensation of all permanent full-time and part-time employees who were hired by the Company and its consolidated subsidiaries between January 1, 2021, and December 31, 2021.

•
We then identified our median employee from our employee population based on this compensation measure.

The median employee’s annual total compensation represents the amount of such employee’s compensation for fiscal year 2021 that would have been reported in the Summary Compensation Table in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K if the employee was a Named Executive Officer, and the annual total compensation of the Chief Executive Officer represents the amount reported in the “Total” column of our 2021 Summary Compensation Table on page 37 of this Proxy Statement.
Using this methodology, we determined that the median employee was a new hire with anomalous compensation. Therefore, we substituted another employee with compensation closest to our estimate used to identify the medial employee. This employee is an exempt, full-time employee located in the United States with an annual total compensation of $280,839 for fiscal year 2021, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which includes base pay, stock and option awards, non-equity incentive plan compensation and the Company’s contribution to that employee’s retirement plan.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be directly comparable to the pay ratio reported by other companies.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Person Transactions
The Audit Committee reviews all related party transactions and similar matters to the extent required by listing standards. The Nominating and Corporate Governance Committee further assists to ensure that all such related party transactions are thoroughly reviewed on a regular basis so that such transactions are and remain at arms’ length terms, thus promoting long term shareholder value.
For purposes of related person transactions as managed by our Audit and Nominating and Corporate Governance Committees, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (or any of our subsidiaries) were, are or will be a participant, and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Committees rely upon Item 404 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.
A “related person” is defined as:
•
Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•
Any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;

•
Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law or sister-in-law of the director, executive officer, nominee or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than five percent beneficial owner; and

•
Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a ten percent or greater beneficial ownership interest.

Related Party Transactions
Other than the compensation agreements and other arrangements described under the sections of this proxy statement titled “Executive Compensation” and “Director Compensation,” since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of any class of our voting securities or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

PROPOSAL 2
A NON-BINDING RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AND BINDING AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION
(Ordinary Resolution)
ITEM 2 ON PROXY CARD
Pursuant to this proposal, the Company seeks shareholder ratification, in a non-binding vote, of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2022, and authorization, in a binding vote, of the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.
Background
In 2021, the Audit Committee approved the engagement of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year 2021, for purposes of the Company’s financial statements for filing under U.S. securities law for the year ending December 31, 2021. At the 2021 annual general meetings of shareholders, the shareholders voted to ratify the selection of Deloitte as the Company’s independent registered accounting firm for the fiscal year 2021. Pursuant to its charter, the Audit Committee approved in advance each professional service performed by Deloitte during fiscal year 2021 and considered the possible effect of the provision of such service on the auditors’ independence. Information relating to fees paid to Deloitte is set forth in the table below.
Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the selection, appointment, compensation and oversight of the work of our independent registered public accounting firm. Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law, the Board considers the appointment of our independent registered public accounting firm to be an important matter of shareholder concern and is submitting the appointment of Deloitte for ratification by our shareholders, as a matter of good corporate practice.
It is not expected that any representatives of Deloitte will be present at the Meeting and, accordingly, no such representatives will have the opportunity to make a statement at the Meeting, if they desire to do so, nor, therefore, will any representative of Deloitte be available at the Meeting to respond to appropriate questions.
The Board has not determined what action it would take if the shareholders do not approve the selection of Deloitte but may reconsider its selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of our shareholders.
The resolution in respect of this Proposal 2 is an ordinary resolution. The text of the resolution in respect of Proposal 2 is as follows:
“IT IS RESOLVED, to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm and auditors of Avadel Pharmaceuticals plc for the fiscal year ending December 31, 2022, and to authorize, in a binding vote, the Audit Committee to set such independent auditor and accounting firm’s remuneration.”
Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022 AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION.

AUDIT FEES
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees of our independent registered public accounting firms, billed to us for the fiscal years ended December 31, 2021 and December 31, 2020 for audit and other services:
	Fiscal Year Ended December 31,
	2021	2020
Audit Fees	$958,269	$1,236,383
Audit-related Fees	7,000	89,500
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$965,269	$1,352,883
Audit Fees.   Audit fees include professional services rendered by public accounting firms for the audit of our annual financial statements in 2021 and 2020, including the reviews of the financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for assistance with complex accounting and transactions, fees for audits provided in connection with statutory filings or services that generally only the principal auditor can reasonably provide to a client, and consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees.    Audit-related fees consist of amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”
Tax Fees.   Tax fees include original and amended tax returns, studies supporting tax return amounts as may be required by Internal Revenue Service regulations, claims for refunds, assistance with tax audits and other work directly affecting or supporting the payment of taxes, planning, research and advice supporting our efforts to maximize the tax efficiency of our operations for fiscal years 2021 and 2020.
All Other Fees.   All other fees are fees for products or services other than those in the above three categories.
Pre-Approval Policy
The Audit Committee has adopted a policy for the provision of audit services and permitted non-audit services by our independent registered public accounting firm. Our Chief Financial Officer has primary responsibility to the Audit Committee for administration and enforcement of this policy and for reporting non-compliance. Under the policy, our Audit Committee receives a presentation of an annual budget and plan for audit services and for any proposed audit-related, tax or other non-audit services to be performed by the independent registered public accounting firm.

AUDIT COMMITTEE REPORT
Pursuant to SEC rules for Proxy Statements, the Audit Committee of the Board has prepared the following Audit Committee Report. The Audit Committee intends that this report clearly describe our current audit program, including the underlying philosophy and activities of the Audit Committee.
Composition, Qualifications and Governance
The Board has an Audit Committee comprised solely of independent directors, namely Peter J. Thornton (Chair), Dr. Eric J. Ende, Geoffrey M. Glass, and Dr. Mark A. McCamish. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter, which was amended and restated effective August 14, 2020. The Audit Committee reviews and assesses the adequacy of its charter at least annually, and, when appropriate, recommends changes to the Board for review and approval. The charter is available at https://investors.avadel.com/corporate-governance/highlights.
Responsibilities and Duties
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Audit Committee recommends to the Board the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.
The Audit Committee met six times during 2021. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with either the Company’s independent auditors or internal auditors when necessary, without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. In addition to the scheduled meetings, senior management confers with the Audit Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year. The Audit Committee chair also holds meetings with the Company’s Chief Financial Officer on a regular basis.
Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and with respect to whether the Company’s internal control over financial reporting is effective. The Audit Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.
Matters Discussed with Management and Independent Auditors
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. During 2021, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the

U.S. and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Audit Committee has also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether any non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.
In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.
Based on the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Board, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board, and the Board has approved, the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
THE AUDIT COMMITTEE
Peter J. Thornton, Chair
Dr. Eric J. Ende
Geoffrey M. Glass
Dr. Mark A. McCamish
The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.

PROPOSAL 3
TO AMEND THE AVADEL PHARMACEUTICALS PLC 2020 OMNIBUS INCENTIVE COMPENSATION PLAN
(Ordinary Resolution)
ITEM 3 ON PROXY CARD
Proposal
The Board believes that share-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
On April 19, 2022, upon the recommendation of the Compensation Committee, the Board approved an amendment (the “Amendment”) of the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan (as amended, the “2020 Plan”), subject to shareholder approval. The Amendment, among other things, increases the aggregate number of shares authorized for issuance under the 2020 Plan by 3,380,000 shares.
The 2020 Plan was designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee.
Summary of Material Features of the 2020 Plan
If this Proposal 3 is approved by our shareholders, the material features of the 2020 Plan, as amended, are:
•
The maximum number of ordinary shares that can be issued under the 2020 Plan is 9,380,000;

•
The maximum number of shares of ordinary shares that can be issued under the 2020 Plan as incentive stock options is 9,380,000;

•
All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2020 Plan, subject to the discretion of the administrator;

•
The award of share options (both incentive and non-qualified options), share appreciation rights, restricted shares, restricted stock units, unrestricted shares, cash-based awards, and dividend equivalent rights is permitted;

•
Shares reacquired on the open market will not be added to the reserved pool under the 2020 Plan;

•
Shares tendered or held back for taxes will not be added back to the reserved pool under the 2020 Plan. Upon the exercise of a share appreciation right that is settled in ordinary shares, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2020 Plan;

•
Share options and share appreciation rights will not be repriced in any manner without shareholder approval;

•
The value of all awards awarded under the 2020 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $675,000;

•
A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the 2020 Plan;

•
Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•
Any material amendment to the 2020 Plan is subject to approval by our shareholders; and

•
The term of the 2020 Plan will expire on August 5, 2030.

Based solely on the closing price of our ADSs as reported by Nasdaq on April 1, 2022 and the maximum number of shares that would have been available for awards as of such date under the 2020 Plan, as amended, the maximum aggregate market value of the ordinary shares that could potentially be issued under the 2020 Plan, as amended, is $31,664,255.60. The ordinary shares underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2020 Plan and our Avadel Pharmaceuticals plc 2017 Omnibus Incentive Compensation Plan will be added back to the ordinary shares available for issuance under the 2020 Plan. Shares tendered or held back upon exercise of a share option or settlement of an award under the 2020 Plan to cover the exercise price or tax withholding and (ii) shares subject to a share appreciation right that are not issued in connection with the share settlement of the share appreciation right upon exercise thereof, will not be added back to the ordinary shares available for issuance under the 2020 Plan. In addition, shares repurchased on the open market will not be added back to the shares available for issuance under the 2020 Plan.
Rationale for Share Increase
The 2020 Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.
We manage our long-term shareholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize shareholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our shareholders and motivate our employees to act as owners of the business.
Our Compensation Committee determined the size of the reserved pool under the 2020 Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if our request to increase the share reserve is approved by our shareholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees.
The following table provides information as of April 1, 2022, regarding ordinary shares that may be issued under our equity compensation plans, consisting of our 2017 Omnibus Incentive Compensation Plan (the “2017 Omnibus Plan”), our 2020 Omnibus Incentive Compensation Plan, and our 2021 Inducement Plan (the “Inducement Plan”). As of April 1, 2022, there were 59,032,237 ordinary shares outstanding.
As of April 1, 2022:
1) Total number of securities subject to outstanding options and rights	8,572,738
2) Weighted-average exercise price per share of outstanding options and rights(1)	$7.37
3) Weighted-average remaining term of outstanding options and rights (in years)	7.96
4) Total number of shares of securities subject to outstanding full value awards(2)	683,683
5) Total number of securities available for grant under all plans(3)	2,397,352

(1)
The weighted-average exercise price applies to 8,572,738 ordinary shares issuable pursuant to the exercise of outstanding options included in the total number shown in row 1 of this table. As to the 150,333 shares attributable to RSUs and 533,350 shares attributable to the PSUs included in the total number shown in row 1 of this table, the beneficiary is not required to pay any exercise price upon issuance of such shares.

(2)
Includes 150,333 ordinary shares that have previously been granted as RSUs but are pending issuance upon vesting date; and 533,350 ordinary shares of PSUs that have not yet met regulatory milestone dates; the beneficiary is not required to pay any exercise price upon issuance of such 150,333 shares of RSUs or

533,350 of PSUs. The remaining 8,572,738 ordinary shares are issuable pursuant to the exercise of outstanding options upon payment of the weighted-average exercise price shown in row 2 of this table.
(3)
Includes shares reserved for issuance pursuant to our Inducement Plan. Please see Note 18 to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 16, 2022, for additional information regarding the Inducement Plan.

Summary of the 2020 Plan
The following description of certain features of the 2020 Plan, as amended, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2020 Plan, and the amendment to the 2020 Plan, which is attached hereto as Annex A.
Administration.   The 2020 Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2020 Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines.
Eligibility; Plan Limits.   All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the 2020 Plan, subject to the discretion of the administrator. As of April 1, 2022, approximately 68 individuals would be eligible to participate in the 2020 Plan, which includes four executive officers, 64 employees who are not executive officers and five non-employee directors. There are certain limits on the number of awards that may be granted under the 2020 Plan. For example, no more than 9,380,000 shares may be granted in the form of incentive share options.
Director Compensation Limit.   The 2020 Plan provides that the value of all awards awarded under the 2020 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $675,000.
Minimum Vesting Period.   The minimum vesting period for each equity award granted under the 2020 Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2020 Plan may be utilized for unrestricted share awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of shareholders may vest on the date of the Company’s next annual meeting of shareholders. In addition, the Administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.
Share Options.   The 2020 Plan permits the granting of (1) options to purchase ordinary shares intended to qualify as incentive share options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2020 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive share options. Incentive share options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options (i) granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) granted to individuals who are not subject to U.S. income tax on the date of grant or (iii) that are compliant with Section 409A of the Code, the exercise price of an option may not be less than 100% of the fair market value of the ordinary shares on the date of grant. Fair market value for this purpose will be determined by reference to the price of the ADSs on Nasdaq/the New York Stock Exchange or other foreign or national securities exchange or established market. The exercise price of an option may not be reduced after the date of the option grant without shareholder approval, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant (provided that any options granted with an exercise price less than 100% of fair market value to Irish taxpayers must have a term not exceeding seven years). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee at any time. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2020 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee and that are not subject to risk of forfeiture so that such shares shall be purchased by the Company and the cash proceeds applied to pay-up the option exercise price. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary).
To qualify as incentive options, options must meet additional U.S. federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.
Share Appreciation Rights.   The Compensation Committee may award share appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Share appreciation rights entitle the recipient to ordinary shares or cash equal to the value of the appreciation in the share price over the exercise price. The exercise price is the fair market value of the ordinary shares on the date of grant. The term of a share appreciation right may not exceed ten years.
Restricted Shares.   The Compensation Committee may award ordinary shares to participants subject to such conditions and restrictions as the Compensation Committee may determine (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted share awards may be credited with dividend equivalent rights (but dividend equivalents payable with respect to restricted share awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained).
Restricted Stock Units.   The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of ordinary shares or cash subject to such conditions and restrictions as the Compensation Committee may determine (provided that, if payable in shares, so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred share awards may be credited with dividend equivalent rights.
Unrestricted Share Awards.   The Compensation Committee may also grant ordinary shares which are free from any restrictions under the 2020 Plan. Unrestricted shares may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant (provided that so much of the nominal value must be paid in cash, which may be paid by the Company or any subsidiary).
Dividend Equivalent Rights.   The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified ordinary shares. Dividend equivalent rights granted as a component of another award (other than a share option or share appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, ordinary shares or a combination thereof, in a single installment or installments, as specified in the award.
Cash-Based Awards.   The Compensation Committee may grant cash bonuses under the 2020 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.
Change of Control Provisions.   In the event of a “sale event,” as defined in the 2020 Plan, awards under 2020 Plan may be assumed, continued or substituted. In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, the Company may make or provide for payment, in cash or in kind, to participants holding options and share appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or share appreciation rights (provided that, in the case of an option or share appreciation right with an exercise price equal to or greater than the per share cash consideration, such option or share appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.
Adjustments for Share Dividends, Share Splits, Etc.   The 2020 Plan requires the Compensation Committee to make appropriate adjustments to the number of ordinary shares that are subject to the 2020 Plan, to certain limits in the 2020 Plan, and to any outstanding awards to reflect share dividends, share splits, extraordinary cash dividends and similar events.
Tax Withholding.   Participants in the 2020 Plan are responsible for the payment of any U.S. federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or share appreciation rights or vesting of other awards. The Compensation Committee may require that tax withholding obligations satisfied by withholding ordinary shares to be issued pursuant to exercise or vesting. The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendments and Termination.   The Board may at any time amend or discontinue the 2020 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of Nasdaq, any amendments that materially change the terms of the 2020 Plan will be subject to approval by our shareholders. Amendments shall also be subject to approval by our shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.
Effective Date of Plan.   The 2020 Plan was approved by our Board on April 13, 2020 and our shareholders on August 5, 2020. On April 19, 2022, the Board approved the amendment to the 2020 Plan, subject to shareholder approval. Awards of incentive options may be granted under the 2020 Plan until April 13, 2030. No other awards may be granted under the 2020 Plan after the date that is ten years from the date of shareholder approval.
New Plan Benefits
All awards to executive officers in future periods are made at the discretion of the Compensation Committee and our board of directors. Therefore, the benefits and amounts that will be received or allocated under the 2020 Plan to such persons are not determinable at this time.
Plan Benefits
The following table provides information concerning equity awards made to each of the following persons and groups under the 2020 Plan (whether or not outstanding): each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.
Name and Position	Share Awards
Number of Awards (#)
Gregory J. Divis, Chief Executive Officer	1,091,500
Thomas S. McHugh, Chief Financial Officer	450,000
Richard Kim, Chief Commercial Officer	542,501
All current executive officers, as a group	2,084,001
All current directors who are not executive officers, as a group	210,000
Each nominee for election as a director	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5 percent of awards	—
All current employees who are not executive officers, as a group	—
Information regarding awards to the named executive officers in the fiscal year ended December 31, 2021, pursuant to the 2020 Plan is provided in the section of this proxy statement titled “Executive Compensation — Compensation Discussion and Analysis — Grants of Plan-Based Awards 2021.”
Tax Aspects Under the Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2020 Plan. It does not describe all U.S. federal tax consequences under the 2020 Plan, nor does it describe state or local tax consequences.
Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If ordinary shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for U.S. federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If ordinary shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the ordinary shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering ordinary shares.
If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options.   No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering ordinary shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Other Awards.   The Company generally will be entitled to a tax deduction in connection with other awards under the 2020 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% U.S. federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions.   Under Section 162(m) of the Code, the Company’s deduction for awards under the 2020 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.
The resolution in respect of this Proposal 3 is an ordinary resolution. The text of the resolution in respect of Proposal 3 is as follows:
“IT IS RESOLVED, that the Company’s shareholders approve an amendment to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Plan as disclosed in this proxy statement.”
Required Vote and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE AVADEL PHARMACEUTICALS PLC 2020 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4
APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS OF THE COMPANY
(Ordinary Resolution)
ITEM 4 ON PROXY CARD
Pursuant to Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis beginning on page 26 and the Compensation Tables beginning on page 32 in accordance with the compensation disclosure rules of the SEC. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.
At our 2016 annual meeting of shareholders, our shareholders indicated their preference that we hold a non-binding say-on-pay vote every two years and our board of directors has adopted a policy that is consistent with that preference. At our 2020 annual meeting of shareholders, our shareholders approved, on a non-binding advisory basis, the compensation of our named executive officers.
As discussed in the Compensation Discussion and Analysis section, the Board believes that the Company’s executive compensation program attracts and retains highly qualified executives while linking executive compensation directly to Company-wide performance. Further, our executive compensation program aligns the interests of our executive officers with those of our shareholders by emphasizing the achievement of financial and non-financial outcomes that either influence or contribute to shareholder value creation. The Compensation Discussion and Analysis section of this Proxy Statement and the accompanying tables and narrative provide a comprehensive review of our Named Executive Officer compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
The resolution in respect of this Proposal 4 is an ordinary resolution. The text of the resolution in respect of Proposal 4 is as follows:
“IT IS RESOLVED, that the Company’s shareholders approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, including in the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”
Vote Required and Board Recommendation
The affirmative vote of a majority of the votes cast on the matter is required for the approval of this item. As this proposal is considered a “routine item,” your bank, broker or other nominee may vote your shares “FOR” the proposal without receiving your voting instructions. Abstentions and broker non-votes will not count either in favor of or against the proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS OF THE COMPANY.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
ITEM 5 ON PROXY CARD
In Proposal 5, we are asking our shareholders to cast a non-binding, advisory vote regarding the frequency of future executive compensation advisory votes. Shareholders may vote for a frequency of every one, two or three years, or may abstain. The Board recommends that you vote for every two (2) years as the desired frequency for the Company to hold a non-binding, advisory vote of the shareholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:
1.
Our equity compensation program for the named executive officers is designed to support long-term value creation, and a vote every two years will allow the shareholders to better judge the equity compensation program in relation to our long-term performance. We strive to ensure management’s interests are aligned with shareholders’ interests to support long-term value creation through our equity compensation program. To that end, we grant equity awards to vest over multi-year periods of service to encourage our named executive officers to focus on long-term performance and recommend a vote every two years, which would allow the equity compensation to be evaluated over a similar timeframe and in relation to long-term performance.

2.
A vote every two (2) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to shareholders’ sentiments and to implement any necessary changes in light of the timing required therefor. The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our named executive officers.

3.
We are open to input from shareholders regarding Board and governance matters, as well as the equity compensation program. We believe that the shareholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to shareholders and reduces the need for and value of more frequent advisory votes on executive compensation.

The say-on-pay vote is included as Proposal No. 4 in this Proxy Statement. Accordingly, assuming the approval of every two years as the desired frequency for the Company to hold a non-binding say-on-pay vote, the next say-on-pay vote will occur at the Company’s 2024 annual meeting of shareholders. Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board’s recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.
The text of the resolution in respect of Proposal 5 is as follows:
“IT IS RESOLVED, to ratify, on a non-binding, advisory basis, that the shareholders approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Exchange Act every:
•
one year;

•
two years; or

•
three years.”

Vote Required and Board Recommendation
The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of our Board.
THE BOARD RECOMMENDS THAT YOU VOTE FOR THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION TO OCCUR EVERY “TWO” YEARS.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS
Solicitation of Proxies
The cost of the solicitation of proxies on behalf of Avadel Pharmaceuticals plc will be borne by the Company. In addition, the Company’s directors, officers and other employees may, without additional compensation except reimbursement for any actual expenses, solicit proxies by mail, in person or by telecommunication. We may retain a third party to solicit proxies, which costs would also be borne by the Company. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending Company proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
Shareholder Proposals for 2023 Meeting
Shareholders who wish to present a proposal to be included in our Proxy Statement for our 2023 annual general meeting of shareholders (the “2023 Meeting”) must submit the proposal to us no later than December 30, 2022 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act and our constitution. The Board, at the recommendation of the Nominating and Corporate Governance Committee, has established the same date (December 30, 2022) for shareholders to submit nominees for directors for inclusion in our Proxy Statement for our 2023 Meeting, and December 30, 2022 as the date for Shareholders to present other business at our Meeting of Shareholders without inclusion in our Proxy Statement for such meeting. All such proposals must be sent in writing to our Company Secretary at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland.
All proposals submitted by holders of ordinary shares are reviewed by the Corporate Governance Committee or the Nominating Committee and by the Board.
An ADS holder does not have a right to present proposals for shareholder approval at the Meeting. To submit proposals at the Meeting, an ADS holder must convert the ADSs into ordinary shares by contacting the Depositary and complying with the rules describe above.
Eligibility to Submit a Proposal:   Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.
Shareholder Nomination Procedures.   In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than June 3, 2023.
Irish Disclosure of Shareholder Interests
Under the Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares; or if as a result of a transaction a shareholder who was interested in more than 3% of our shares ceases to be so interested. Where a shareholder is interested in more than 3% of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue), and disclosable interests in our shares include any interests in our shares of any kind whatsoever. Where the percentage level of the shareholder’s interest does not amount to a whole percentage this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any our ordinary shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.

Annual Report on Form 10-K
We will provide without charge to each shareholder, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021. Requests should be directed to Avadel Pharmaceuticals plc, Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, Attention: Investor Relations. Our Annual Report on Form 10-K also may be accessed through our website at www.Avadel.com. A list of exhibits to the Annual Report on Form 10-K will be included in the copy of the Annual Report on Form 10-K. Any of the exhibits may be obtained at the SEC’s website, http://www.sec.gov, or by written request to the above address.
Beneficial Owners
Unless we have received contrary instructions, we may send a single copy of our proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our annual disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions.
If your shares are registered in your own name, please contact the Company at our registered office at Ten Earlsfort Terrace, Dublin 2, D02 T380 Ireland, Attention: Investor Relations, to inform the Company of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
OTHER MATTERS
The Board is not aware of any other matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.
Dublin, Ireland
April 29, 2022

Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plcDate:August 4, 2022See Voting Instruction On Reverse Side.Please make your marks like this:  Use pen only Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plcto be held on August 4, 2022 For Holders as of May 25, 2022 Ordinary Resolutions1.By separate resolutions, to elect the following six current Directors:Gregory J. Divis Dr. Eric J. Ende Geoffrey M. GlassDr. Mark A. McCamish Linda S. PalczukPeter J. Thorntonto the Board of Directors; each to serve a one-year term expiring at the conclusion of the next annual general meeting of shareholders (“Proposal 1”);2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor andaccounting firm for the fiscal year ending December 31, 2022, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting firm remuneration (“Proposal 2”);3.To approve the amendment to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 3,380,000 shares (“Proposal 3”);4.To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company (“Proposal 4”);5.To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation (“Proposal 5”); and For Against Abstain 1 Year 2 Years 3 Years Abstain MAIL•Mark, sign and date your Voting Instruction Form.•Detach your Voting Instruction Form.•Return your Voting Instruction Form in the postage-paid envelope provided.All votes must be received by 12:00 noon New York time on July 26, 2022.PROXY TABULATOR FORAVADEL PHARMACEUTICALS PLCP.O. BOX 8016CARY, NC 27512-9903 Note:The Board will consider and transact such other business as may properly be brought before the Meeting and any adjournments or postponements of the Meeting.THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 AND 4, AND FOR THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION TO OCCUR EVERY “TWO YEARS” ON PROPOSAL 5.EVENT # Authorized Signatures - This section must be completed for your instructions to be executed. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. CLIENT # Please Sign HerePlease Date AbovePlease Sign HerePlease Date Above Copyright © 2022 Mediant Communications Inc. All Rights Reserved

Avadel Pharmaceuticals plcInstructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 noon New York time on July 26, 2022)The undersigned registered owner of American Depositary Shares (the “Owner”) hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other deposited shares represented by such American Depositary Shares of Avadel Pharmaceuticals plc registered in the name of the undersigned on the books of the Depositary as of the close of business May 25, 2022, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc, to be held on August 4, 2022 in respect of the resolutions specified on the reverse.NOTE:1.Instructions as to voting on the specific resolutions should be indicated by an x in the appropriate box.2.If no instructions are received by the Depositary from the Owner with respect to any of the deposited shares represented by the American Depositary Shares held by such Owner on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give, and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such deposited shares and this proxy will be voted “for” Proposals 1, 2, 3 and 4 and for every “2 Years” as the frequency in Proposal 5, except in case where the Company notifies the Depositary that (i) the Company does not wish such proxy given, (ii) substantial opposition exists or (iii) the matter to be voted on materially and adversely affects the rights of holders of the Company’s shares.(Continued and to be marked, dated and signed, on the other side)

VOTE BY INTERNET - www.eproxyappointment.com Use the internet to transmit your voting instructions up until 10:00 AM (Irish Standard Time) on August 2, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Corporate Secretary, c/o Avadel Pharmaceuticals plc, 10 Earlsfort Terrace Dublin 2, D02 T380 IRELAND. In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 10:00 AM (Irish Standard Time) on August 2, 2022. AVADEL PHARMACEUTICALS PLC 10 EARLSFORT TERRACE DUBLIN 2, D02 T380 IRELAND VOTE BY E-MAIL Mark, sign and date your proxy card and send a digital copy to general.meeting@avadel.com. Please include your shareholder reference number, control number and PIN#. Your electronic transmission of your proxy card must be received by 10:00 AM (Irish Standard Time) on August 2, 2022. All instruments of proxy and proxy cards must be received by 10:00 AM (Irish Standard Time) on August 2, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY AVADEL PHARMACEUTICALS PLC The Board of Directors recommends you vote FOR the election of the following director nominees: The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. For Against Abstain 1. Election of Directors 1a. Gregory J. Divis 1b. Dr. Eric J. Ende 1c. Geo rey M. Glass 1d. Dr. Mark A. McCamish 1e. Linda S. Palczuk 1f. Peter J. Thornton For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the Company?s independent registered public auditor and accounting rm for the scal year ending December 31, 2022, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting rm remuneration (Proposal 2); 3. To approve the amendment to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 3,380,000 shares (Proposal 3); 4. To approve, on a non-binding advisory basis, the compensation of the named executive o cers of the Company (Proposal 4); The Board of Directors recommends you vote for the non-binding vote on executive compensation to occur every Two Years on Proposal 5. 5. To conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation (Proposal 5). Year 2 Years 3 Years Abstain Any shareholder entitled to attend, speak and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending, speaking and voting at the meeting in person. NOTE: The Board of Directors will consider and act upon any other business as may properly come before the meeting or any adjournment or postponement thereof Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other duciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized o cer. Signature Date Signature (Joint Owners) Date

AVADEL PHARMACEUTICALS PLC Annual General Meeting of Shareholders August 4, 2022 - 10:00 AM (Irish Standard Time) This proxy is solicited by the Board of Directors. The signatory, revoking any proxy heretofore given in connection with the Meeting (as dened below), hereby appoints Mr. Gregory J. Divis and Mr. Thomas S. McHugh (the Proxy Designees), as proxy, each with the power to act individually and with the power to appoint his substitute, and hereby authorizes each of them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Avadel Pharmaceuticals plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 AM Irish Standard Time, on August 4, 2022, at the o ces of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380 IRELAND, and any adjournment or postponement thereof (the Meeting). If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary by writing to Avadel Pharmaceuticals plc, 10 Earlsfort Terrace, Dublin 2, D02 T380 IRELAND or by e-mail at general.meeting@avadel.com. In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxy Designees, in the absence of other specic instructions, to vote the shares in accordance with the Board of Directors? recommendations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors? recommendations. Continued and to be signed on reverse side.